                           CITY NATIONAL CORPORATION
                            400 NORTH ROXBURY DRIVE
                        BEVERLY HILLS, CALIFORNIA 90210
                            TELEPHONE (310) 888-6000

                                 March 17, 1997

Dear Stockholder:

    You are cordially invited to attend the 1997 Annual Meeting of Stockholders of City National Corporation, which will be held at 4:30 P.M., on Wednesday, April 16, 1997, at City National Center, 400 North Roxbury Drive, Beverly Hills, California.

    The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be transacted at the meeting.

    WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED, IN ORDER THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE MEETING.

    The vote of every stockholder is important and your cooperation in returning your executed proxy promptly will be appreciated. Each proxy is revocable and will not affect your right to vote in person in the event you attend the meeting.

    We appreciate your continuing support, and look forward to seeing you on April 16.

                                          Sincerely,

               [SIG]                           [SIG]

BRAM GOLDSMITH                                 RUSSELL GOLDSMITH
CHAIRMAN OF THE BOARD                          VICE CHAIRMAN AND
                                               CHIEF EXECUTIVE OFFICER

                           CITY NATIONAL CORPORATION
                            400 NORTH ROXBURY DRIVE
                        BEVERLY HILLS, CALIFORNIA 90210
                            TELEPHONE (310) 888-6000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that, pursuant to call of its Board of Directors, the Annual Meeting of Stockholders of CITY NATIONAL CORPORATION will be held on Wednesday, the 16th day of April, 1997, at 4:30 P.M., at City National Center, 400 N. Roxbury Drive, Beverly Hills, California, for the purpose of considering and voting upon the following matters:

        1. ELECTION OF DIRECTORS. The election of three directors to hold office for a term of three years;

        2. AMENDMENT TO THE 1995 OMNIBUS PLAN. The amendment to the City National Corporation 1995 Omnibus Plan, revising the method of awarding stock options to non-employee Directors; and

        3. OTHER BUSINESS. The transaction of such other business as may properly come before such meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on February 28, 1997, as the record date for the determination of stockholders entitled to notice of the Annual Meeting and to vote at the meeting or any adjournments thereof.

                                          By Order of the Board of Directors

                                          RICHARD H. SHEEHAN, JR.
                                          SECRETARY

March 17, 1997

                           CITY NATIONAL CORPORATION
                            400 NORTH ROXBURY DRIVE
                        BEVERLY HILLS, CALIFORNIA 90210
                            TELEPHONE (310) 888-6000

                ANNUAL MEETING OF STOCKHOLDERS ON APRIL 16, 1997

                               -----------------

                                PROXY STATEMENT

To the Stockholders:

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of CITY NATIONAL CORPORATION (herein called the "Corporation") to be voted at the Annual Meeting of Stockholders of the Corporation to be held on Wednesday, April 16, 1997, at 4:30 P.M. as set forth in the foregoing Notice of Annual Meeting. This Proxy Statement and proxy are first being mailed to stockholders on approximately March 17, 1997.

    All proxies on the enclosed form which are properly executed and returned to the Corporation will be voted as provided therein at the Annual Meeting or any adjournments thereof. A stockholder executing and returning a proxy may revoke it at any time before it has been exercised by filing with the Secretary of the Corporation a written revocation or a duly executed proxy bearing a later date, or by voting in person at the Annual Meeting.

    The Corporation's management does not know of any matters to be brought before the meeting other than the election of directors and the proposed amendment to the City National Corporation 1995 Omnibus Plan. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their judgment on such matters.

    Officers and employees of the Corporation may request the return of proxies by mail, telephone, telegraph or in person, for which they will receive no special compensation. The Corporation will bear all expenses of the preparation, printing and use of proxy soliciting materials. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to beneficial owners and to obtain authorizations for the execution of proxies. The Corporation will, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners. The Corporation may, in its discretion, retain the services of Georgeson & Company, Inc., to assist in soliciting proxies from stockholders and brokers, banks and other institutions, nominees and fiduciaries for a fee estimated to be $8,000 in addition to out-of-pocket expenses.

    The Corporation's Annual Report for its fiscal year ended December 31, 1996, is being distributed to stockholders concurrently herewith but is not to be deemed any part of the materials for the solicitation of proxies.

          RECORD DATE, NUMBER OF SHARES OUTSTANDING AND VOTING RIGHTS;
                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The securities of the Corporation entitled to be voted at the meeting consist of common stock, $1.00 par value, of which 46,680,189 shares were outstanding as of February 28, 1997. Only holders of common stock of record at the close of business on that date will be entitled to vote at the meeting. Each stockholder is entitled to one vote for each share held, and stockholders may not cumulate their votes. Stockholders holding a majority of the outstanding shares of the Corporation's common stock must be present at the Annual Meeting of Stockholders, either in person or by proxy, in order to establish a quorum for the transaction of business at the meeting. The three director nominees receiving the greatest number of votes cast in person or by proxy will be elected to serve as directors. The proposed amendment to the City National Corporation 1995 Omnibus Plan must be approved by the vote of a majority of the shares present at the meeting in person or by Proxy. Abstentions will be treated as votes present at the meeting but voting against such matters. Broker non-votes (ballots cast by brokers who, with respect to the particular matter, have received no voting instructions from the beneficial holder of the shares and do not have discretion to vote in the absence of such instructions) will be treated as votes not present at the meeting with respect to such matters and will have no effect.

    The following table sets forth information as of February 28, 1997, concerning the only beneficial owners of record or known to management of more than 5% of the Corporation's outstanding shares of common stock, $1.00 par value:

                                              AMOUNT AND NATURE OF
                                              BENEFICIAL OWNERSHIP
                                          -----------------------------
          NAME AND ADDRESS OF                AMOUNT          NATURE OF       PERCENT
            BENEFICIAL OWNER                  HELD           HOLDINGS       OF CLASS
----------------------------------------  -------------     -----------     ---------
Bram Goldsmith Group                          6,878,899                       14.74%
400 North Roxbury Drive
Beverly Hills, CA 90210
  Goldsmith Family Partnership(1)             4,120,001              AC
  Bram and Elaine Goldsmith, Trustees of      1,979,709              AC
  the Bram and Elaine Goldsmith Family
  Trust
  Elaine and Bram Goldsmith, Trustees of        567,989              AC
  the Elaine Goldsmith Revocable Trust
  Bram Goldsmith                                 41,480(2)          BDE
  Goldsmith Family Foundation                   169,720(3)          ACE

Mellon Bank Corporation                       2,342,000            ABCD(4)     5.02%
One Mellon Bank Center
Pittsburgh, Pennsylvania 15258

---------

(A) Possesses sole voting power.

(B) Possesses shared voting power.

(C) Possesses sole investment power.

(D) Possesses shared investment power.

(E) Disclaims beneficial ownership.

(F) Shares as to which the listed beneficial owner has the right to acquire beneficial ownership, as specified in Rule 13d-3(d)(I)(i) of the Securities and Exchange Commission.

(1) Limited partnership of which the majority general partner is the Bram and Elaine Goldsmith Family Trust, and the remaining general partners are the Russell Goldsmith Trust, of which Mr. Russell Goldsmith is sole trustee, and Mr. Bruce Goldsmith.

(2) Represents Mr. Goldsmith's proportionate interest, according to his account balance, in shares held in the City National Corporation Stock Fund under the City National Corporation Profit Sharing Plan at the most recent valuation date, December 31, 1996. Fund investments are not allocated to individual participant accounts, and Mr. Goldsmith disclaims beneficial ownership thereof.

(3) Mr. Goldsmith disclaims beneficial ownership of the shares held by the Goldsmith Family Foundation, a tax-exempt charitable foundation of which Mr. Goldsmith is a director.

(4) According to information contained in Schedule 13G provided to the Corporation by this shareholder on behalf of itself and various direct and indirect subsidiaries, all of the shares held at January 24, 1997, the date of the Schedule 13G, were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the Corporation. All of the shares were owned in a fiduciary capacity, and, as a result, another entity, in every instance, is entitled to dividends or proceeds of sale. No individual account holds an interest of 5% or more.

                             ELECTION OF DIRECTORS

    The Board of Directors of the Corporation currently consists of eleven members, who are divided into three classes. Directors are elected for terms of three years. Each of the eleven directors is also a director of City National Bank (the "Bank"), a wholly owned subsidiary of the Corporation. At the Annual Meeting, the term of office of the Class I directors will expire and three directors will be elected to serve for a term of three years and until their respective successors are elected and qualified.

    Article III, Section 1(b) of the Corporation's bylaws states that nominations for the election of directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations other than by the Board of Directors must be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation not less than 60 days prior to the first anniversary of the date of the last meeting of stockholders of the Corporation called for the election of directors. The notice must set forth (i) the name, age, business address and, if known, the residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; (iii) the number of shares of stock of the Corporation that are beneficially owned by such nominee; and (iv) such other information as would be required by the federal securities law and regulations with respect to an individual nominated by the Board of Directors.

    To comply with the above bylaw provision, nominations for the 1997 Annual Stockholders Meeting by persons other than the Board of Directors should have been received on or before February 15, 1997. The Corporation did not receive any such nominations and deems such nominations to be closed.

    The three persons named below will be nominated for election to serve as directors of the Corporation, and management does not intend to nominate any other persons as directors at this Annual Meeting. If one or more of such nominees should unexpectedly become unavailable for election, votes will be cast pursuant to the accompanying proxy for the election of one or more substitutes to be named by the present Board of Directors.

    It is the intention of the persons named in the proxy to vote for the election of the three recommended nominees for the three Class I director positions. The names of the nominees for Class I directors, and the Class II and Class III directors who will continue in office after the annual meeting, until the expiration of their respective terms, are as follows:

                                                        PRESENT PRINCIPAL OCCUPATION AND                         DIRECTOR OF
                                                              PRINCIPAL OCCUPATION                 DIRECTOR OF   CORPORATION
              NAME                    AGE                  DURING THE PAST FIVE YEARS              BANK SINCE       SINCE
--------------------------------  -----------  --------------------------------------------------  -----------  -------------
NOMINEES FOR CLASS I DIRECTORS
George H. Benter, Jr.                     55   President, City National Corporation, 1993 to             1992          1993
                                               present; President and Chief Operating Officer,
                                               City National Bank, 1992 to present; Vice Chairman
                                               and Chief Credit Officer, Security Pacific
                                               National Bank, commercial bank, until 1992;
                                               Director, The Wet Seal, Inc.; Director, Whittaker
                                               Corporation.
Stuart D. Buchalter(1)                    59   Of counsel, Buchalter, Nemer, Fields & Younger, a         1981          1981
                                               Professional Corporation, law firm; Chief
                                               Executive Officer (until January 1995), Chairman
                                               of the Board (until June 1995), The Art Stores,
                                               art materials retailer; Chairman of the Board and
                                               Chief Executive Officer, Standard Brands Paint
                                               Company, manufacturer and retailer of paint, until
                                               June 1993; Director, Authentic Fitness Corp.

                                                        PRESENT PRINCIPAL OCCUPATION AND                         DIRECTOR OF
                                                              PRINCIPAL OCCUPATION                 DIRECTOR OF   CORPORATION
              NAME                    AGE                  DURING THE PAST FIVE YEARS              BANK SINCE       SINCE
--------------------------------  -----------  --------------------------------------------------  -----------  -------------
Andrea L. Van De Kamp                     53   Chairman, since 1996, previously Senior Vice              1994          1994
                                               President and Managing Director of, West Coast
                                               Operations, Sotheby's, appraisals and auctions;
                                               Director, Jenny Craig, Inc.
DIRECTORS CONTINUING IN OFFICE
CLASS II DIRECTORS
Mirion P. Bowers, M.D.                    61   Physician; President and Chief Executive Officer,         1994          1994
                                               Hospital of the Good Samaritan, acute care
                                               hospital, 1992 to 1996; President, MPB MD, Inc.,
                                               medical corporation, until 1994
Russell Goldsmith(2)                      47   Chief Executive Officer and Vice Chairman, City           1978          1979
                                               National Corporation, October 1995 to present;
                                               Chairman of the Board and Chief Executive Officer,
                                               City National Bank, October 1995 to present;
                                               President, Goldsmith Entertainment Company,
                                               production and media company, 1994 to 1995;
                                               Consultant, Spelling Entertainment Group, Inc.,
                                               television and home video company, 1994 to 1995;
                                               Chairman of the Board and Chief Executive Officer,
                                               Republic Pictures Corporation, entertainment
                                               company, until 1994.
Burton S. Horwitch                        71   Chairman (January 1996 to present), President and         1978          1979
                                               Chief Executive Officer (until January 1996).
                                               Deena, Inc., manufacturer of women's apparel.
Edward Sanders(1)                         74   Principal, Sanders, Barnet, Goldman, Simons &             1985          1985
                                               Mosk, a Professional Corporation, law firm;
                                               Director, Wyle Electronics.
CLASS III DIRECTORS
Richard L. Bloch                          67   President, Pinon Farm, Inc., equestrian training          1974          1979
                                               facility; Chairman of the Board, Columbus Realty
                                               Trust, real estate investment trust, 1993 to
                                               present; Director, Cantel Industries.
Bram Goldsmith(2)                         74   Chief Executive Officer (until October 1995) and          1964          1969
                                               Chairman of the Board, City National Corporation;
                                               Chairman of the Board and Chief Executive Officer,
                                               City National Bank, until October 1995.
Charles E. Rickershauser, Jr.             68   Attorney; Chairman of the Board, PS Group                 1982          1982
                                               Holdings, Inc.; Director, Vons Companies, Inc.;
                                               Director, Lee Enterprises, Inc.

                                                        PRESENT PRINCIPAL OCCUPATION AND                         DIRECTOR OF
                                                              PRINCIPAL OCCUPATION                 DIRECTOR OF   CORPORATION
              NAME                    AGE                  DURING THE PAST FIVE YEARS              BANK SINCE       SINCE
--------------------------------  -----------  --------------------------------------------------  -----------  -------------
Kenneth Ziffren(1)                        56   Senior Partner, Ziffren, Brittenham, Branca &             1989          1989
                                               Fischer, law firm; Director, Spectradyne, Inc.;
                                               Director, Marvel Entertainment Group, Inc.

---------

(1) Member of, or of counsel to, law firm (i) retained by the Corporation or its subsidiaries during the last two full fiscal years, or (ii) which may be retained in the current fiscal year. During the Corporation's 1996 fiscal year, no payments were made by the Corporation and its subsidiaries for legal services rendered by Mr. Ziffren's or Mr. Sanders' law firms and $18,667 was paid to the firm of which Mr. Buchalter is of counsel.

(2) Mr. Russell Goldsmith is the son of Mr. Bram Goldsmith.

    The Boards of Directors of the Corporation and the Bank each have a Compensation and Directors Nominating Committee, each of which is composed of Messrs. Stuart D. Buchalter, Charles E. Rickershauser, Jr. and Edward Sanders. The Committees, which met jointly 7 times in 1996, act upon matters of compensation and select and nominate candidates for positions on the Corporation's and Bank's Boards of Directors.

    The Audit Committee of the Corporation and the Audit and Examining Committee of the Bank are each composed of Messrs. Stuart D. Buchalter, Richard L. Bloch, and Kenneth Ziffren, all of whom are directors of the Bank and the Corporation. The Audit Committee of the Corporation monitors significant accounting policies, approves services rendered by the auditors, reviews audit and management reports and makes recommendations regarding the appointment of independent auditors and the fees payable for their services. The Audit and Examining Committee of the Bank periodically reviews asset quality, credit loss reserves, regulatory compliance and internal audit functions of the Bank. These committees met jointly 14 times in 1996.

    During 1996, the Corporation's Board of Directors held 14 meetings. With the exception of Mr. Richard L. Bloch, none of the directors was present at fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he or she served (during the periods he or she served.)

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    No direct compensation was paid by the Corporation to any of its executive officers in 1996, except pursuant to the Profit Sharing Plan and the 1995 Omnibus Plan. Instead, the executive officers of the Corporation all of whom are employees of the Bank, were compensated by the Bank and receive benefits under various employee benefit plans of the Bank.

    The following information is furnished with respect to the chief executive officer of the Corporation and each of the other four most highly compensated executive officers of the Corporation (including officers of the Bank who may be deemed to be executive officers of the Corporation), in each case at December 31, 1996 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                       LONG TERM
                                                                                                    COMPENSATION(1)
                                                                                                        AWARDS
                                                              ANNUAL COMPENSATION                  -----------------
                                               --------------------------------------------------     SECURITIES
                                                                                         OTHER        UNDERLYING
                  NAME AND                                                              ANNUAL         OPTIONS/        ALL OTHER
             PRINCIPAL POSITION                  YEAR         SALARY        BONUS        COMP.           SARS            COMP.
---------------------------------------------  ---------    ----------    ----------  -----------  -----------------  -----------

Russell Goldsmith                                   1996    $  426,250    $  272,250          (4)            -0-       $  17,776(5)
Vice Chairman and Chief Executive Officer,          1995(2) $  112,500(3) $   48,125          (4)        350,324             -0-
City National Corporation; Chairman of the          1994           N/A           N/A         N/A             N/A             N/A
Board and Chief Executive Officer,
City National Bank

Bram Goldsmith                                      1996    $  540,000    $  326,700          (4)            -0-       $  18,013(5)
Chairman of the Board,                              1995    $  540,000    $  297,000          (4)            -0-       $  17,549(5)
City National Corporation                           1994    $  540,000    $  270,000          (4)            -0-       $  14,176(5)

George H. Benter, Jr.                               1996    $  315,000    $  190,575          (4)         50,000       $  17,811(5)
President, City National Corporation;               1995    $  300,000    $  168,875          (4)         50,000       $  17,401(5)
President & Chief Operating Officer,                1994    $  300,000    $  150,000          (4)            -0-       $  14,003(5)
City National Bank

Frank P. Pekny                                      1996    $  280,000    $  154,000          (4)         50,000       $  17,811(5)
Executive Vice President,                           1995    $  250,000    $  145,250          (4)         50,000       $  17,363(5)
Chief Financial Officer & Treasurer,                1994    $  240,000    $  120,000          (4)            -0-       $  13,543(5)
City National Corporation;
Vice Chairman, Chief Financial Officer and
Treasurer, City National Bank

Robert A. Moore                                     1996    $  166,250    $   64,500          (4)         12,500       $  17,811(5)
Executive Vice President,                           1995    $  160,000    $   67,000          (4)         10,000       $  16,853(5)
Credit Services, City National Bank                 1994    $  160,000    $   48,000          (4)            -0-       $  13,477(5)

---------

(1) The Corporation did not award restricted stock or pay out amounts pursuant to any long-term incentive plan, as defined in the federal proxy rules, during the period shown.

(2) Employment commenced on October 16, 1995. Not employed by the Corporation, the Bank or any other subsidiary of the Corporation at any time during 1994.

(3) Includes $25,000 accrued as fees for attendance of meetings of the Bank's Board of Directors and committees before October 16, 1995.

(4) Aggregate amount of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total salary and bonus reported in preceding columns.

(5) Bank contribution to Profit Sharing Plan allocable to the Named Officer, including any matching contribution to deferred compensation feature of the Plan under Section 401(k) of the Internal Revenue Code.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    BRAM GOLDSMITH AGREEMENT In March 1995, the Bank entered into an Employment Agreement (the "Bram Goldsmith Agreement") with Mr. Bram Goldsmith pursuant to which he has served and will continue to serve as an officer of the Bank from May 15, 1995, to May 14, 1998. Mr. Goldsmith served as Chairman of the Board and Chief Executive Officer of the Bank and the Corporation until October 16, 1995, when he resigned as Chief Executive Officer of the Corporation and Chairman of the Board and Chief Executive Officer of the Bank. Mr. Goldsmith had previously been employed by the Bank as its Chairman of the Board and Chief Executive Officer for consecutive five-year periods which commenced in 1975. The Bram Goldsmith Agreement provides for an annual salary of $540.000, as well as an annual incentive bonus, which bonus shall be no less a percentage of Mr. Goldsmith's annual salary than the percentage used to calculate the bonus to any other member of executive management of the Bank. A bonus of $326,700 was paid to Mr. Goldsmith in 1997 with respect to 1996. The Bram Goldsmith Agreement provides for split dollar life insurance on the joint lives of Mr. Goldsmith and Mrs. Elaine Goldsmith in the amount of $7,000,000, the premium for which was fully paid in 1990. There is no arrangement or understanding, whether formal or informal, that Mr. Goldsmith has or will receive or be allocated an interest in the cash surrender value of the insurance policy.

    The Bram Goldsmith Agreement provides that in the event CNB terminates Mr. Goldsmith's employment without good cause, Mr. Goldsmith will be entitled to receive all compensation payable for the balance of the term as if it had not been terminated. For this purpose, "good cause" consists of only a conviction of a crime directly related to Mr. Goldsmith's employment, a conviction of a felony involving moral turpitude, willful and gross mismanagement of the Bank's business and affairs, or breach of any material provision of the Bram Goldsmith Agreement. If Mr. Goldsmith's employment is terminated because of injury, physical or mental illness, he will receive all compensation payable for the balance of the term as if it had not been terminated, less any amount paid in lieu of salary under any private or governmental insurance program, and if he dies, the lesser of his annual salary for the balance of the term or two years annual salary will be paid to his wife, if she is living, or his Revocable Living Trust, if she is not. At the request of either Mr. Goldsmith or the Bank, any dispute relating to the Bram Goldsmith Agreement will be resolved through binding arbitration. See "CHANGE OF CONTROL AGREEMENTS," below for information relating to change of control arrangements for Mr. Goldsmith.

    RUSSELL GOLDSMITH AGREEMENT On October 16, 1995, the Bank entered into an Employment Agreement (the "Russell Goldsmith Agreement") with Mr. Russell Goldsmith, pursuant to which he became Chairman of the Board and Chief Executive Officer of the Bank and Vice Chairman and Chief Executive Officer of the Corporation. The Russell Goldsmith Agreement will remain in effect until October 15, 1998. The Russell Goldsmith Agreement provides for an annual salary of $420,000 for the first year, $450,000 for the second year and $480,000 for the third year, as well as an annual incentive bonus, which bonus shall be no less a percentage of Mr. Goldsmith's annual salary than the percentage used to calculate the bonus to any other member of executive management of the Bank. A bonus of $272,250 was paid to Mr. Goldsmith in 1997 with respect to 1996.

    The Russell Goldsmith Agreement further provides for the grant of a stock option (which is not an Incentive Stock Option) for 350,000 shares of the Corporation's common stock at an exercise price of $13.375 per share (the fair market value on October 16, 1995). The option was immediately exercisable as to 116,667 shares, became exercisable as to an additional 116,667 shares on October 16, 1996, will become exercisable as to the remaining 116,666 shares on October 16, 1997, and will expire on October 15, 2005. Although issued under the 1985 Stock Option Plan, the option contains provisions relating to adjustment in the event of certain corporate transactions and vesting upon the occurrence of a Change in Control Event that are materially identical to the 1995 Omnibus Plan. See "1995 OMNIBUS PLAN," below.

    The Russell Goldsmith Agreement further provides that in the event CNB terminates Mr. Goldsmith's employment without good cause, Mr. Goldsmith will be entitled to receive his then base compensation and reimbursement for medical and health insurance premiums for a period of 18 months after the effective date of termination, and his stock options will become fully exercisable. For this purpose, "good cause" consists of a conviction of a crime directly related to Mr. Goldsmith's employment, a conviction of a felony involving moral turpitude, willful and gross mismanagement of the Bank's business and affairs, or breach of any material provision of the Russell Goldsmith Agreement. If Mr. Goldsmith's employment is terminated because of injury, physical or mental illness, he will receive his then base compensation and reimbursement for medical and health insurance premiums for a period of 18 months after the effective date of termination, less any amount paid in lieu of salary under any private or governmental insurance program, and if he dies, an amount equal to his then base compensation for a period of 18 months after his death will be paid to his wife, if she is living, or his appointee or estate, if she is not. At the end of the original term of the Russell Goldsmith Agreement, if it has not been extended, Mr. Goldsmith will be entitled to receive his then base compensation and reimbursement for medical and health insurance premiums for a period of 12 months after the expiration date. At the request of either Mr. Goldsmith or the Bank, any dispute relating to the Russell Goldsmith Agreement will be resolved through binding arbitration. See "CHANGE OF CONTROL AGREEMENTS", below for information relating to change of control arrangements for Mr. Goldsmith.

    CHANGE OF CONTROL AGREEMENTS. The Bank has entered into Change of Control Agreements (the "Change of Control Agreements") with the 19 officers (the "Officers") who are members of the Bank's Executive Committee, including each of the five Named Employees. The Change of Control Agreements are intended to protect the Officers from a decrease in compensation, benefits, title, or duties following a change in control of the Corporation. Under such provisions, each Officer will be entitled to receive an amount equal to such Officer's then current annual base salary and annual bonus in the event that such Officers remain employed with the Corporation or its successor through the second anniversary of the change in control. Such agreements additionally provide that if there is a decrease in compensation and responsibilities of such Officer or if such Officer's employment is terminated for any reason other than good cause, or if such Officer resigns for good reason during the 30 day period commencing on the first anniversary of the change in control, the Corporation will be required to pay a lump-sum amount equal to two times (as to Messrs. Russell Goldsmith, Bram Goldsmith, Benter and Pekny, three times) such Officer's then current annual base salary and annual bonus, plus the value of certain other benefits and payments foregone due to the termination, and to continue all employee benefits through the remaining term of the Change in Control Agreement. If it is determined that any payments made to an Officer pursuant to the Agreements would subject such Officer to an excise tax pursuant to Section 4999 of the Internal Revenue Code of 1986, as amended, the Corporation will also be obligated under certain circumstances to pay to such Officer an additional amount sufficient to put such Officer in the same tax position as he or she would have been in had no excise tax been imposed on such payment.

    The March 1995 and October 1995 employment agreements between the Corporation and Bram Goldsmith and Russell Goldsmith, respectively, contained change of control provisions that are different from those contained in the Change of Control Agreements. In March 1997, Messrs. Bram and Russell Goldsmith agreed with the Corporation to be governed by the Change of Control Agreements, when the Change of Control Agreements are inconsistent with the Bram Goldsmith Agreement and the Russell Goldsmith Agreement, respectively.

    SEPARATION PAY PLAN The Bank has a Separation Pay Plan with respect to all employees, including the Named Officers, who are regularly scheduled to work at least 30 hours per week and have completed at least three months of continuous service at the time they are laid off. The Separation Pay Plan provides continuing pay based on the employee's wage or salary rate in the event of layoff, provided the employee is not offered a position with the Bank at a comparable salary or a position with an employer that acquires from the Bank the line of business that the employee formerly worked in. The basic period during which the employee is entitled to receive separation pay is determined by position, and ranges up to six weeks for

Vice Presidents or above. However, if the employee executes a General Release and Separation Agreement, the separation pay period is extended, based on position and years of service, up to a maximum of 26 weeks of salary (including the six week basic period) for Vice Presidents or above with 13 or more years of service.

    STOCK OPTIONS Outstanding options issued under the City National Corporation 1983 and 1985 Stock Option Plans, which have expired, contain provisions applicable to all option holders, including the Named Officers, relating to exercisability of options upon termination of the option holder's employment and certain other events that may occur in connection with a change in control of the Corporation. Depending upon the value of the Corporation's common stock at the time any such event occurred, the value of options affected by such provisions might exceed $100,000 with respect to a Named Person.

    If any option holder's employment is terminated for any reason other than for cause, death, disability or retirement, any options under the 1983 or 1985 Stock Option Plans held by the employee expire three months after the termination date, and until that time can only be exercised to the extent vested on the date of termination. If an employee dies or terminates employment by reason of disability or retirement, all options vest in full on the termination date, regardless of any vesting schedule otherwise applicable. In the event of the optionee's death, options must be exercised by the employee's estate within one year. If employment terminates because of retirement or disability, options may be exercised until three years after the termination date. The provisions relating to vesting and expiration after termination of employment may be altered by the Compensation and Directors Nominating Committee of the Corporations's Board of Directors (the "Committee") in its discretion, but only with respect to stock options that are not qualified as Incentive Stock Options for tax purposes ("NSOs"). In no event may the expiration of options be extended to later than 10 years after the date of grant.

    In the event (a) more than 70% of the Corporation's common stock is acquired by a person or entity other than the Corporation; or (b) the Corporation is liquidated or dissolved following the sale of all or substantially all of its assets; or (c) the Corporation is merged or consolidated into another entity, then all outstanding stock options held by employees become exercisable unless the Board of Directors unanimously votes to the contrary. If the Corporation is merged or consolidated into another entity and the Board votes against the immediate maturity of outstanding options, the Board will make arrangements with the successor entity to assume outstanding options issued under the 1983 and 1985 Stock Option Plans or substitute a new Plan in their place with appropriate adjustments.

    In the event of a tender offer or exchange offer for the Corporation's common stock by a person or entity other than the Corporation which results in the acquisition of stock by the person or entity making the offer, the Committee may, in its discretion, permit employees who hold NSOs under the 1983 and 1985 Stock Option Plans to surrender the options and receive the difference between
(i) the higher of the highest price offered by such person or entity for the Corporation's common stock during the 60-day period before surrender of the NSOs or the highest market price of the Corporation's common stock during such 60-day period, and (ii) the exercise price of the NSOs surrendered.

    1995 OMNIBUS PLAN The 1995 Omnibus Plan provides that if the Corporation's common stock is changed into or exchanged for cash, other property or a different kind or number of shares or securities of the Corporation, or if additional shares or other securities are distributed with respect to the common stock through a merger or reorganization in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock dividend, stock split, consolidation, reverse stock split or distribution of cash or property to the Corporation's stockholders, or if there is any other extraordinary corporate transaction or event or a sale of substantially all the Corporation's assets which the Committee determines materially affects the common stock, then the Committee may, in such manner and to such extent as its deems appropriate and equitable, proportionately adjust the 1995 Omnibus Plan and outstanding awards as to the number or kind of shares to which they relate, the price payable upon the exercise or paid in connection with restricted stock or the applicable performance standards or criteria. In the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange or spinoff, the Committee may also provide for cash payment or for the substitution or exchange of outstanding awards or the shares, cash or other property for which they may be exercised based upon the amount or property payable or distributable to stockholders because of such event.

    Under the 1995 Omnibus Plan, if a Change in Control Event takes place, then all outstanding options, SARs and Tax Offset Bonus Rights become exercisable, all restricted stock vests free of restrictions and all performance shares become immediately issuable, unless the Committee determines otherwise, in which event the Committee will make provision for continuation and, if required, assumption of the 1995 Omnibus Plan and outstanding awards or for the substitution of new awards therefor. A "Change in Control Event" occurs if (a) more than 20% of the Corporation's common stock or combined voting power is acquired by a person or entity other than Mr. Bram Goldsmith, the Corporation or any employee benefit plan of the Corporation, but not including any acquisition directly from the Corporation; or (b) a majority of the Corporation's Board of Directors ceases to consist of the present directors or persons whose election or nomination was approved by a majority of the then incumbent Board (excluding any director who assumes his or her position as a result of an actual or threatened proxy contest); or (c) the Corporation is reorganized, merged or consolidated into another entity; or (d) the stockholders approve the liquidation or dissolution of the Corporation or the sale of all or substantially all of its assets; unless, with respect to; (a), (c) or (d), after the event more than 80% of the common stock and combined voting power of the Corporation, the surviving company or the company that purchases the Corporation's assets is still held by persons who were formerly the stockholders of the Corporation, and no person or entity other than Mr. Goldsmith, the Corporation, any employee benefit plan of the Corporation or the resulting company, or 20% stockholder prior to the transaction holds more than 20% of such company's common stock or combined voting power.

    In the event of a tender offer or exchange offer for the Corporation's common stock by a person or entity other than the Corporation which results in the acquisition of stock by the person or entity making the offer, the Committee may, in its discretion, permit the holders of options under the 1995 Omnibus Plan to surrender unexercised options and any rights in tandem therewith and receive the difference between (i) the higher of the highest price offered by such person or entity for the Corporation's common stock during the 60-day period before surrender of the NSOs or the highest market price of the Corporation's common stock during such 60-day period, and (ii) the exercise price of the options surrendered. For information related to a proposed amendment to the 1995 Omnibus Plan, see "AMENDMENT TO THE CITY NATIONAL CORPORATION 1995 OMNIBUS PLAN," below.

OPTION GRANTS, EXERCISES AND HOLDINGS

    The following information is furnished with respect to stock options granted to the named Officers during 1996. No SARs were granted in 1996.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                INDIVIDUAL GRANTS
                                      ---------------------------------------------------------------------  GRANT DATE
                                        NUMBER OF      % OF TOTAL                                               VALUE
                                       SECURITIES     OPTIONS/SARS     EXERCISE      MARKET                  -----------
                                       UNDERLYING      GRANTED TO       OR BASE     PRICE ON                 GRANT DATE
                                      OPTIONS/SARS    EMPLOYEES IN       PRICE     GRANT DATE   EXPIRATION     PRESENT
                NAME                   GRANTED(1)      FISCAL YEAR      ($/SH)      ($/SH)(2)      DATE       VALUE(3)
------------------------------------  -------------  ---------------  -----------  -----------  -----------  -----------
Russell Goldsmith...................         -0-              N/A            N/A          N/A          N/A          N/A
Bram Goldsmith......................         -0-              N/A            N/A          N/A          N/A          N/A
George H. Benter, Jr................      50,000(4)             8%     $   13.50    $   13.50      2/20/06    $ 205,500
Frank P. Pekny......................      50,000(4)             8%     $   13.50    $   13.50      2/20/06    $ 205,500
Robert Moore........................      12,500(4)             2%     $   13.50    $   13.50      2/20/06    $  51,375

---------

(1) All options were granted under the 1995 Omnibus Plan.

(2) Closing price reported on the New York Stock Exchange.

(3) Value estimated by the Black-Scholes option pricing model, based on the following assumptions:

    a. The volatility of the Corporation's stock (a measure in the variability in the stock price) is assumed to be .35, based on changes in the price of the stock over the past ten years, measured monthly.

    b. The risk-free rate of return for options expiring on February 26, 2006 is assumed to be 5.96%, based on the yield on the ten-year U.S. Treasury Notes on the date of grant.

    c. The average annual dividend yield over the term of the option is assumed to be 3.25%. Actual dividend payments will depend on a number of factors, including financial results, and may differ substantially from the assumption.

    d. The time of exercise is assumed to be the term of the option at the time of grant, ten years.

    The actual value, if any, a Named Officer will realize will depend on the excess of the stock price over the option exercise price on the date of exercise, and such value may differ significantly from the amount shown.

(4) Exercisable as follows: 25% on February 20, 1997; 25% on February 20, 1998; 25% on February 20, 1999; and 25% on February 20, 2000.

    The following information is furnished with respect to stock options and SARs held by the Named Officers at December 31, 1996.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR END OPTION/SAR VALUES

                                                                             NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                                            UNDERLYING UNEXERCISED         IN-THE-MONEY
                                          SHARES ACQUIRED                   OPTIONS/SARS AT FY-END   OPTIONS/SARS AT FY-END(1)
                  NAME                      ON EXERCISE    VALUE REALIZED   EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
----------------------------------------  ---------------  ---------------  -----------------------  -------------------------
Russell Goldsmith.......................             0                0         233,658/116,666         $1,698,354/$845,829

Bram Goldsmith..........................             0                0               0/0                       $0/$0

George H. Benter, Jr....................             0                0         150,514/106,250 (2)     $2,033,205/$1,053,125

Frank P. Pekny..........................             0                0          70,025/101,590 (3)       $988,981/$993,258

Robert A. Moore.........................             0                0          50,327/28,976  (4)       $648,452/$317,061

---------

(1) Based upon fair market value of $21.625 per share, the closing price on the New York Stock Exchange of the Corporation's common stock on December 31, 1996.

(2) Stock options under 1985 Stock Option Plan and 1995 Omnibus Plan, with exercise prices ranging from $6.43 to $13.50 per share.

(3) Stock options under 1985 Stock Option Plan, and 1995 Omnibus Plan, with exercise prices ranging from $5.05 to $13.50 per share.

(4) Stock options under 1985 Stock Option Plan, and 1995 Omnibus Plan, with exercise prices ranging from $6.31 to $13.50 per share.

COMPENSATION OF DIRECTORS

    The Corporation does not pay cash fees to its directors for attendance at Board meetings. However, the Bank, whose Board of Directors is the same as the Corporation's and generally meets jointly with the Corporation's Board, pays a fee of $1,500 to each non-employee director for attendance at each meeting of the Bank's Board of Directors. The Bank presently pays directors an annual cash retainer in the amount of $3,000 but see "AMENDMENT TO THE 1995 OMNIBUS PLAN" for information relating to a change in the annual cash retainer if the proposed amendment is adopted by shareholders. Non-employee directors serving on committees appointed by the Bank's Board of Directors receive a fee of $1,000 for each committee meeting attended. Bank Board committee chairs also receive a $3,000 annual cash retainer.

    In addition to the above, the Corporation's 1995 Omnibus Plan provides for the automatic annual grant of discounted stock options (which are not Incentive Stock Options) to non-employee directors, including members of the Compensation and Directors Nominating Committee ("Director Stock Options"). The exercise price of Director Stock Options is $1.00 per share, and each non-employee director receives Director Stock Options each year having a net value of $3,000, based on the fair market value of the Corporation's common stock on the date of the Annual Meeting of Stockholders. Director Stock Options vest 6 months after the date of issuance or upon the termination of the holder's directorship (other than for cause), whichever is earlier, and expire 10 years after the date of grant. See "AMENDMENT TO THE 1995 OMNIBUS PLAN" for information related to a proposed change in the method by which Director Stock Options are issued.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation and Directors Nominating Committees of the Corporation's and Bank's Boards of Directors are each composed of Messrs. Charles E. Rickershauser, Jr., Chairman, Stuart D. Buchalter and

Edward Sanders. None of the present committee members has ever been an officer or employee of the Corporation, the Bank or any subsidiary of the Bank. Mr. Buchalter is of counsel to the law firm of Buchalter, Nemer, Fields & Younger, a Professional Corporation, which was retained by the Bank during 1996. In 1996, the Bank made payments to the firm of $18,667.

             BOARD COMPENSATION AND DIRECTORS NOMINATING COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

    Decisions regarding compensation of the Corporation's executive officers, all of whom are employees of the Bank, are made by the Compensation and Directors Nominating Committees of the Corporation and the Bank, which meet jointly (collectively the "Compensation Committee"). As noted elsewhere, the Corporation does not pay any direct compensation to its executive officers, except pursuant to the Corporation's Profit Sharing Plan and 1995 Omnibus Plan. The Compensation Committee administers the 1995 Omnibus Plan and grants options and other stock-based awards thereunder, as well as administering outstanding options issued under the 1983 and 1985 Stock Option Plans, which expired in 1993 and 1995, respectively. The executive officers of the Corporation are compensated by the Bank and receive benefits under various Bank employee benefit plans. The Compensation Committee oversees the compensation programs for officers of the Bank, and specifically the compensation of members of the Bank's Executive Committee, some of whom may be deemed to be executive officers of the Corporation.

    The following report is presented by the Compensation Committee.

OVERALL PHILOSOPHY

    The Bank's executive compensation programs are designed to:

        1. Provide levels of compensation that integrate pay with the Bank's annual and long-term performance goals, so as to align the interests of executive management with the long-term interests of stockholders;

        2. Motivate executive management to achieve the business goals of the Bank and to recognize their individual contributions; and

        3. Provide compensation opportunities which are approximately at the median of those offered by competitive financial institutions, in order to assist the Bank in attracting and retaining qualified executives. Although the exact identity of the competitive institutions surveyed to establish comparability varies from time to time, based on the availability of compensation data from third-party surveys concerning comparable positions, these generally include banks of a size comparable to, or larger than, the Bank, both within and outside of Southern California. Some, but not all, of these banks are included within the Montgomery Securities WESTERN BANK MONITOR Proxy index utilized in "STOCKHOLDER RETURN GRAPH," below. Banks not included in the index are selected primarily on the basis of asset size and secondarily on the basis of location.

    The Compensation Committee has instituted a policy that emphasis be placed on incentive compensation for executive officers tied to annual financial performance goals for the Bank, such as the Executive Management Bonus Plan discussed below, rather than on base salary. This approach serves to further align the interests of the executive officers with those of the stockholders.

    For 1996, the key elements of the compensation program for executive management were base salary, annual cash bonus, stock option grants and benefits typically offered to executive officers by competitive financial institutions. The Corporation has not adopted any policy with respect to qualifying compensation paid to executive officers under Section 162(m) of the Internal Revenue Code.

BASE SALARY

    The Compensation Committee considers and approves Bank management proposals concerning base salaries for executive officers, with the exception of Messrs. Bram Goldsmith and Russell Goldsmith, whose compensation was established by the Bram Goldsmith and Russell Goldsmith Agreements, respectively, with the approval of the Board of Directors (see "Employment Contracts and Termination of Employment and Change-in-Control Arrangements," above). Such adjustments are usually effective beginning March 1.

    Executive officer base salaries for 1996 were established by the Compensation Committee under the terms of a revised corporate salary administration program that became effective in 1994. For the majority of Bank officers, the program establishes ranges for base salaries by salary grade, based on median salary levels for similar positions at competitive financial institutions. However, members of the Bank's Executive Committee, some of whom may be deemed to be executive officers of the Corporation, are not assigned a salary grade under the program. Based on a survey of the salary levels for similar positions at competitive financial institutions, both in Southern California and nationally, using data provided by Towers Perrin and other independent sources, certain executive officers received salary increases in 1996.

    In March 1995, the Bank entered into the Bram Goldsmith Agreement with Mr. Goldsmith, which will remain in effect until May 14, 1998. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements--BRAM GOLDSMITH AGREEMENT," above. In line with the Compensation Committee's goal of de-emphasizing base salary as a component of the compensation package, Mr. Goldsmith's base salary under the Bram Goldsmith Agreement was continued at its 1994 level, $540,000 per year (which base salary had been reduced in 1992 from the level originally provided for in the previous contract), with no increases during the term of the Agreement. This base salary level is not based upon the Bank's financial performance.

    Mr. Russell Goldsmith's base salary for 1996 was set under the terms of the Russell Goldsmith Agreement, which was entered into on October 16, 1995. See "Employment Contracts and Termination of Employment and Change-in-Control Arrangements--RUSSELL GOLDSMITH AGREEMENT," above. Mr. Goldsmith's base salary was established by negotiation between Mr. Goldsmith and the Compensation Committee, and their respective legal counsel. In addition to Messrs. Rickershauser and Buchalter, the two Compensation Committee members at that time, Mr. Kenneth Ziffren served as an ad hoc member of the Compensation Committee for this purpose. In determining the level of base salary, the Compensation Committee took into account Mr. Goldsmith's qualifications and past experience, as well as data regarding base salary levels at other financial institutions provided by Towers Perrin. The base salary level is not based upon the Bank's financial performance.

ANNUAL CASH BONUSES

    Executive officers of the Bank are eligible to participate, depending on position, in either the Executive Management Bonus Plan or the Key Officer Bonus Plan discussed below.

    EXECUTIVE MANAGEMENT BONUS PLAN The Executive Management Bonus Plan governs annual cash bonuses payable to members of the Bank's Executive Committee, some of whom may be deemed to be executive officers of the Corporation. Under this Plan, the Bank's Strategy and Planning Committee each year recommends to the Compensation Committee for its review and adoption (i) a financial performance goal for the Bank, measured in terms of net income, and (ii) the upper limit for bonuses, expressed as a percentage of annual base salary, based primarily on bonus levels for similar positions at competitive financial institutions. If the goal is not achieved to the extent designated by the Compensation Committee, no cash bonuses are paid. If the goal is achieved, bonuses may, but are not required to, be paid, in the sole discretion of the Compensation Committee, but only out of net income in excess of the goal or designated bonus threshold. After the end of the year, determination of which executive officers will receive bonuses and in what amounts is made by the Compensation Committee following discussion of the recommendations of the Bank's Strategy and Planning Committee, based on a discretionary evaluation of the officers' contribution to the accomplishment of the Bank's goal and department or division goals. Not all eligible officers will necessarily receive a bonus, and not all eligible officers will necessarily receive the same bonus.

    In December 1995, the Compensation Committee established the net income goal for 1996, and the maximum percentages of annual base salary that could be paid as bonuses if the target were achieved. The maximum percentages were a sliding scale, according to the degree to which the net income goal was achieved, with different percentages set if the Corporation achieved 95%, 100%, 110% or 120% of its goal. For members of the Strategy and Planning Committee, the maximum bonus percentages ranged from up to 25% of base salary if the Corporation achieved 95% of its goal, to up to 60% of base salary if it achieved up to 120% of its goal. For other members of the Executive Committee, the corresponding percentages ranged from up to 17.5% to up to 42%, respectively. The Corporation exceeded its 1996 net income goal, and bonuses were paid in February and March 1997. See "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS," above.

    The Bram Goldsmith and Russell Goldsmith Agreements provide that their respective bonuses will be a percentage of their respective base salaries that is no less than the percentage used to calculate the bonus of any other member of executive management pursuant to the Executive Management Bonus Plan. As described above, for 1996 these bonuses were based on the degree to which the Corporation achieved the net income goal established by the Compensation Committee in 1995.

    KEY OFFICER BONUS PLAN The Key Officer Bonus Plan governs annual cash bonuses payable to officers considered to be key members of management who are not members of the Bank's Executive Committee.

    Early each year, upon consideration of the recommendations of the Strategy and Planning Committee, the Compensation Committee establishes the maximum sizes of bonuses under the Key Officer Bonus Plan, expressed as a percentage of annual base salary, based primarily on bonus levels for similar positions at competitive financial institutions. Unlike the Executive Management Bonus Plan, maximum bonus percentages are classified into three categories, based on the extent to which the officer achieves individual performance goals and, in some cases, department or division goals: "minimum" (the officer achieves most goals), "target" (the officer achieves or slightly exceeds all goals) or "maximum" (the officer significantly surpasses his or her goals). After the end of the year, the determination of which officers will receive bonuses, and in what amounts, is made by the Compensation Committee following discussion of the recommendations of the Bank's Strategy and Planning Committee, based on a discretionary evaluation of the officers' achievement of their goals. In general, bonuses may be paid if the Corporation's net income is within 20% of the net income goal established for the Executive Management Bonus Plan. However, if the Corporation's net income is less than 80% of the net income goal for the year, bonuses may still be paid in reduced percentages in the discretion of the Bank's Strategy and Planning Committee; likewise, if the net income is more than 120% of the goal, bonus percentages may be increased.

    For 1996, the Compensation Committee approved a matrix of maximum bonus percentages, based on both the level of achievement of the officer's goals, as described above, and the Compensation Committee's assessment of the officer's ability to contribute to the Corporation's attainment of its net income goal. These ranged from up to 5%, to up to 40% of annual base salary. Since the Corporation's net income goal was achieved, bonuses were paid based on these percentages in February 1997.

STOCK OPTION GRANTS

    Recommendations of the Bank's Strategy and Planning Committee for the grant of stock options to executive officers under the Corporation's 1995 Omnibus Plan are generally submitted to the Compensation Committee after the end of each fiscal year. After full discussion of the recommendations presented, the Committee decides whether to award stock options.

    The 1995 Omnibus Plan is designed to align the interests of the executive officers with the long-term interest of the Corporation's stockholders in increasing the market value of the Corporation's stock. The option exercise price is the fair market value of the Corporation's common stock on the date of the grant, and the options generally have a vesting schedule of 25% per year beginning one year after the grant date in order to encourage retention of executive officers and the creation of stockholder value over the long term, since the option holder receives the full benefit of the option only after a number of years. In determining whether to grant an option and the size of the grant to be awarded, the Compensation Committee considers executive officers' salary levels, their expected contribution toward the growth and profitability of the Bank based upon performance of their individual job responsibilities, and option grant levels at competitive financial institutions (in order of decreasing importance). Past financial performance of the Bank and the Corporation is given less weight in the decision, because the value of the option is based upon future appreciation in the stock price.

    Utilizing these guidelines, the Compensation Committee granted stock option awards to executive officers under the 1995 Omnibus Plan in February and March 1997, based on their job performance in 1996.

NEWLY HIRED EXECUTIVE OFFICERS

    It is the policy of the Bank to present to the Compensation Committee, prior to extending an offer of employment to a candidate for an executive officer position, the total compensation package proposed to be offered, including annual base salary, eligibility for an annual cash bonus, the maximum percentage of annual base salary on which the bonus, if any, would be calculated, and any stock option grant proposed to be awarded at the time of hire. The Compensation Committee then recommends the proposed annual base salary and eligibility for an annual cash bonus to the Bank's Board of Directors for approval, and decides whether to grant any proposed stock options. All elements of compensation for newly hired executive officers are based primarily on the responsibilities of the position, the experience of the individual and the incentive compensation practices of other competitive financial institutions (in order of decreasing importance), rather than the Corporation's financial performance.

                    CHARLES E. RICKERSHAUSER, JR., Chairman
                              STUART D. BUCHALTER
                                 EDWARD SANDERS

                            STOCKHOLDER RETURN GRAPH

    The following line graph compares the total cumulative stockholder return on the Corporation's common stock, based upon quarterly reinvestment of all dividends, to the cumulative total returns of the Standard & Poor's S&P Composite 500 Stock Index and the Montgomery Securities WESTERN BANK MONITOR index of selected bank stocks. The graph assumes $100 invested on December 31, 1991, in the Corporation's common stock and each of the indices, and does not reflect any adjustment for the distribution to stockholders of the Corporation in 1993 of transferable rights to purchase additional shares of common stock.

                           CITY NATIONAL CORPORATION
                    TOTAL CUMULATIVE STOCKHOLDER RETURN FOR
                        PERIOD ENDING DECEMBER 31, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             CITY NATIONAL CORPORATION   S&P 500    WESTERN BANK MONITOR
12/31/1991                      100.00     100.00                  100.00
12/31/1992                       55.79     107.62                  109.63
12/31/1993                       63.16     118.47                  131.92
12/31/1994                       89.87     120.03                  136.29
12/31/1995                      121.02     165.13                  194.63
12/31/1996                      191.39     202.89                  241.40

                                                                                       PERIOD ENDING
                                                        ----------------------------------------------------------------------------
INDEX                                                    12/31/91     12/31/92     12/31/93     12/31/94     12/31/95     12/31/96
------------------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
City National Corporation.............................      100.00        55.79        63.16        89.87       121.02       191.39
S&P 500...............................................      100.00       107.62       118.47       120.03       165.13       202.89
Western Bank Monitor..................................      100.00       109.63       131.92       136.29       194.63       241.40

                        SECURITY OWNERSHIP OF MANAGEMENT

    The following table presents the amount and nature of beneficial ownership of the Corporation's common stock, $1.00 par value, by all directors of the Corporation, each Named Officer (see "COMPENSATION OF DIRECTORS AND OFFICERS," above) and the Corporation's directors and executive officers as a group:

                                                         AMOUNT AND NATURE OF BENEFICIAL
                                                                    OWNERSHIP
                                                        ----------------------------------
                                                                             NATURE OF
NATURE OF BENEFICIAL OWNER                                AMOUNT HELD        HOLDINGS       PERCENT OF CLASS
------------------------------------------------------  ---------------  -----------------  -----------------
GEORGE H. BENTER, JR.                                         10,000(1)         BD                  *
                                                               2,745(2)         BDE
                                                             175,515(3)          F
RICHARD L. BLOCH                                             221,709(4)         BD                  *
                                                               2,096(3)          F
MIRION P. BOWERS, M.D.                                           837            AC                  *
                                                               7,330(5)         AC                  *
                                                                 238(3)          F
STUART D. BUCHALTER                                           10,143            AC                  *
                                                               2,000(6)         AC
                                                                 375(6)          E
BRAM GOLDSMITH                                             6,667,699(7)         BD                  14.37%
                                                              41,480(2)         BDE
                                                             169,720(8)         BDE
RUSSELL GOLDSMITH                                              1,904            AC                  10.88%
                                                           4,120,001(9)         BD
                                                             726,040(9)         AC
                                                             169,720(8)         BDE
                                                              73,495(9)         BDE
                                                             233,658(3)          F
BURTON S. HORWITCH                                           115,775(10)        AC                  *
                                                                 600(10)        BDE
ROBERT A. MOORE                                               56,179(3)          F                  *
FRANK P. PEKNY                                                 8,000            AC                  *
                                                               2,717(2)         BDE
                                                              99,115(3)          F
CHARLES E. RICKERSHAUSER, JR.                                 12,262            AC                  *
                                                                 562(3)
EDWARD SANDERS                                                15,280            AC                  *
                                                               1,137(11)        BD
                                                                 238(3)          F
ANDREA L. VAN DE KAMP                                          1,000            AC                  *
                                                                 955(3)          F
KENNETH ZIFFREN                                                3,024            AC                  *
                                                              15,786(12)        BD
                                                                 238(3)          F
ALL EXECUTIVE OFFICERS and DIRECTORS as a Group            8,574,252(13)                            18.36%

----------
*   Does not exceed 1% of class.

A  Possesses sole voting power.

B  Possesses shared voting power.

C  Possesses sole investment power.

D  Possesses shared investment power.

E  Disclaims beneficial ownership.

F Shares as to which listed beneficial owner has right to acquire beneficial ownership, as specified in Rule 13d-3(d)(1)(i) of the Securities and Exchange Commission.

 (1) Shares owned by the Benter Living Trust, of which Mr. Benter is a co-trustee and beneficiary.

 (2) Represents the officer's proportionate interest, according to his account balance, in shares held in the City National Corporation Stock Fund under the City National Bank Profit Sharing Plan at the most recent valuation date, December 31, 1996. Fund investments are not allocated to individual participant accounts, and the participants disclaim beneficial ownership thereof.

 (3) Unexercised stock options granted under the Corporation's 1983 or 1985 Stock Option Plans and the 1995 Omnibus Plan which are vested or will vest within 60 days.

 (4) Shares owned by the Richard and Nancy Bloch Family Trust, of which Mr. Bloch is a co-trustee and beneficiary.

 (5) 2,330 shares are owned by The Mirion P. Bowers, M.D. Inc. Pension and Profit Sharing Plan of which Mr. Bowers is the sole trustee and 5,000 shares are owned by the Bowers Family Trust of which Mr. Bowers is the sole trustee.

 (6) 2,000 shares are held by City National Bank as custodian of Mr. Buchalter's rollover IRA. 375 shares are owned by Mr. Buchalter's wife, individually and for the benefit of her IRA. Mr. Buchalter disclaims beneficial ownership of shares held by or for the benefit of his wife.

 (7) 4,120,001 shares are owned by the Goldsmith Family Partnership, 1,979,709 shares are owned by the Bram and Elaine Goldsmith Family Trust, and 567,989 shares are owned by the Elaine Goldsmith Revocable Trust. Mr. Goldsmith is a co-trustee of both trusts, and the Bram and Elaine Goldsmith Family Trust is the majority general partner of the Goldsmith Family Partnership. Shares owned by the Goldsmith Family Partnership are also shown as beneficially owned by Mr. Russell Goldsmith. Mr. Goldsmith may be deemed a "control person" of the Corporation.

 (8) Shares owned by Goldsmith Family Foundation, a tax-exempt charitable foundation. Mr. Bram Goldsmith and Mr. Russell Goldsmith each disclaim beneficial ownership of shares held by the Foundation, of which both are directors.

 (9) 4,120,001 shares are owned by the Goldsmith Family Partnership, 726,040 shares are owned by trusts of which Mr. Goldsmith is sole trustee and 73,495 shares are owned by B. N. Maltz Foundation, a tax-exempt charitable foundation of which Mr. Goldsmith is a director. The Russell Goldsmith Trust, of which Mr. Goldsmith is sole trustee, is one of the general partners of the Goldsmith Family Partnership. Shares owned by the Partnership are also shown as beneficially owned by Mr. Bram Goldsmith. Mr. Goldsmith disclaims beneficial ownership of shares held by the B. N. Maltz Foundation.

(10) 104,613 shares are owned by the Burton Horwitch Living Trust, of which Mr. Horwitch is sole trustee; 11,162 shares are held by Schroder Wertheim & Co. as custodian for the benefit of Mr. Horwitch's contributory IRA; and 600 shares are held by the Horwitch Bros. Charitable Foundation, a tax-exempt charitable foundation of which Mr. Horwitch is a co-trustee. Mr. Horwitch disclaims beneficial ownership of shares held by the Foundation.

(11) Shares held by City National Bank as custodian for Mr. Sanders' Keogh Plan.

(12) Shares held jointly by Mr. Ziffren and his wife.

(13) Includes shares held by officers of the Bank who may be deemed to be executive officers of the Corporation. Of the amount shown, 669,200 shares represent unexercised stock options granted under the Corporation's 1983 and 1985 Stock Option Plans and 1995 Omnibus Plan, as to which directors and officers have the right to acquire beneficial ownership, as specified in Rule 13d-3(d)(1)(i) of the Securities and Exchange Commission. Also includes 7,557 shares held by the City National Corporation Stock Fund under the City National Corporation Profit Sharing Plan, representing the proportionate interests therein of Bank officers who may be deemed to be executive officers of the Corporation, according to their account balances at the most recent valuation date, December 31, 1996. Fund investments are not allocated to individual participant accounts, and the participants disclaim beneficial ownership of such shares.

    The directors of the Bank do not hold director-qualifying stock of the Bank. Rather, they have satisfied this qualification requirement by holding a requisite number of shares of the Corporation in accordance with an interpretive ruling issued by the Comptroller of the Currency.

                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

    Since 1967, the Bank's Pershing Square Regional Office and a number of Bank departments have occupied leased space in the office building located at 600 South Olive Street in downtown Los Angeles. The building was originally developed and built by a partnership between a wholly-owned subsidiary of the Bank, Citinational Bancorporation, and Buckeye Construction Co. and Buckeye Realty and Management Corporation (two corporations then affiliated with Mr. Bram Goldsmith, now Chairman of the Board of the Corporation). Since its completion, the building has been owned by Citinational-Buckeye Building Co., a limited partnership of which Citinational Bancorporation and Olive-Sixth Buckeye Co. are the only general partners, each with a 29% partnership interest. Citinational Bancorporation has an additional 3% interest as a limited partner of Citinational-Buckeye Building Co.; the remainder is held by other, unaffiliated limited partners. Olive-Sixth Buckeye Co. is a limited partnership of which Mr. Goldsmith is a 49% general partner; therefore, Mr. Goldsmith has an indirect 14% ownership interest in Citinational-Buckeye Building Co. The remaining general partner and all limited partners of Olive-Sixth Buckeye Co. are not affiliated with the Corporation.

    The Bank occupies space in the building under a lease signed on March 6, 1997, effective as of September 30, 1996, which expires in 2006. Previously, the Bank occupied most of the same space under leases signed in 1966, 1985 and 1991, all of which expired in 1996. Prior to 1991, rental and other payments were made to an unaffiliated ground lessee, Tishman Speyer South Olive Street. This ground lease was terminated in December 1990, and the Bank now pays rent and operating expense pass-throughs to Citinational-Buckeye Building Co. Rental rates and other lease terms were negotiated at arms' length without Mr. Goldsmith's involvement, and are comparable to, or better than, rentals and lease terms for unaffiliated tenants in the building. In 1996 the Bank paid Citinational-Buckeye Building Co. a total of $865,084 for rent under all leases in the building and $156,395 for operating expense pass-throughs. Based on existing lease terms, rentals payable by the Bank to Citinational-Buckeye Building Co. total $80,456 per month for all leases in the building, not including operating expense pass-throughs.

    On January 29, 1997, Citinational Bancorporation advanced $4,625,000 to Citinational-Buckeye Building Co., of which $4,050,000 was advanced as a capital contribution, and the remaining $525,000 as a loan, bearing interest at the Bank's prime rate plus 1% per annum, interest payable quarterly, with principal and unpaid interest being due and payable on December 31, 1998. In addition, Citinational Bancorporation committed to make an additional loan of up to $2,000,000 to Citinational-Buckeye Building Co. to fund improvements to the building related to a lease with the United States General Services Administration.

    Certain indebtedness of Citinational-Buckeye Building Co. to the Bank is described below. Between 1991 and 1996, Mr. Goldsmith and the other general partner of Olive-Sixth Buckeye Co. made unsecured advances to Citinational-Buckeye Building Co. to cover operating expenses and common area and tenant improvements. Through December 31, 1996, Mr. Goldsmith advanced a total of $7,062,500 (of which $1,625,000 was advanced in 1996), all of which bore interest at the Bank's prime rate plus 1% per annum, interest payable quarterly. On January 29, 1997, simultaneous with the capital contributions and loans described in the preceding paragraph, Citinational-Buckeye Building Co. repaid $4,625,000 of the loans previously made by Mr. Goldsmith. In addition, Citinational-Buckeye Building Co. converted $2,025,000 of such loans into capital contributions by Mr. Goldsmith to Citinational-Buckeye Building Co. Citinational-Buckeye Building Co. now owes to Mr. Goldsmith the principal amount of $412,500, which continues to bear interest at the Bank's prime rate plus 1% per annum, interest payable quarterly, with principal and accrued, unpaid interest being due and payable on December 31, 1998. Also on January 29, 1997, Mr. Goldsmith committed to make an additional loan of $1,000,000 to Citinational-Buckeye Building Co. to fund improvements to the Building related to the lease with the United States General Services Administration.

    In the ordinary course of its business, and subject to the limitations set forth in applicable laws and regulations, the Bank makes loans to directors and executive officers of the Corporation and/or to businesses in which they have interest as officers, directors, partners, trustees and/or stockholders. In the opinion of management, all such loans were made on substantially the same terms, including interest rates and collateral (if any required), as those prevailing at the time for comparable transactions with other persons, and such loans did not involve more than normal risk of collectibility or present other unfavorable features.

    The Bank has an outstanding loan to Citinational-Buckeye Building Co., with which Mr. Bram Goldsmith, Chairman of the Board and Chief Executive Officer of the Corporation, is affiliated, as described above. The loan is secured by the office building described above and is non-recourse to the general partners of the borrower. The loan bears interest at the Bank's prime rate plus 1/2%, with a maximum of 12.5% and a minimum of 8.5%. The rate in effect at March 1, 1997 was 8.75%. At March 1, 1997, the outstanding balance of the loan was $15,916,390; the largest amount outstanding since January 1, 1996 was $15,955,046. The loan matures in 1998, and is, and from its inception has been, current as to required payments of principal and interest, in part because certain partners voluntarily made advances to the partnership, most of which have been subsequently repaid as a result of the January 1997 capital contributions and loans described above.

    During 1996 and early 1997, the Bank had an outstanding unsecured loan to Horwitch Brothers 3, a general partnership of which Mr. Burton Horwitch, a director of the Corporation, is a partner. The loan was fully repaid on January 19, 1997. The largest amount outstanding since January 1, 1996, was $214,970. The loan bore interest at the Bank's prime rate plus 1 1/2%, and would have matured on January 4, 1999. At January 19, 1997, the interest rate on the loan was 9.75%.

    The Bank entered into an unsecured revolving line of credit with Mr. Burton Horwitch on July 25, 1996. The note provides for a revolving loan in the maximum amount of $315,000, and bears interest at the Bank's prime rate plus 3/4%. The loan will mature on June 1, 1997. No advances have been made to Mr. Horwitch under the line of credit.

                     SECTION 16(a) REPORTING DELINQUENCIES

    Under federal securities laws and rules of the Securities and Exchange Commission, directors and executive officers and the Corporation, as well as persons holding more than 10% of the Corporation's outstanding shares of common stock, are required to file reports showing their initial ownership of the Corporation's common stock and any subsequent changes in that ownership with the Securities and Exchange Commission and the New York Stock Exchange by certain specified due dates. Based solely on the Corporation's review of copies of such reports furnished to the Corporation and written representations that no other reports were required to be filed, during 1996, all such reports that were required were filed on a timely basis.

                       AMENDMENT TO THE 1995 OMNIBUS PLAN

    On February 26, 1997, the Board of Directors approved, subject to the approval of the Corporation's shareholders, an amendment to the Corporation's 1995 Omnibus Plan eliminating the provisions pursuant to which non-employee directors of the Corporation are granted Director Stock Options ("DSOs") and replacing it with a new method.

    At present, each non-employee director is automatically granted on the date of the Annual Meeting of Stockholders, an option to purchase shares of the Corporation's common stock, with a valuation on the date of issuance of $3,000. DSOs have an exercise price of $1.00 per share, payable in cash or cash equivalents, by surrender of the Corporation's common stock held by the director for at least a year before exercise, or any combination of the two. The actual number of DSOs granted to a director in a given year is determined by dividing $3,000 by the closing price of the common stock on the New York Stock Exchange on the date of grant.

    As a result of the rapid increase in the market price of the Corporation's common stock over the past several years, the number of DSOs granted has sharply decreased. In 1995 each eligible director received a DSO of 324 shares and in 1996 each eligible director received a DSO of 238 shares. For purposes of example only, if DSOs had been awarded on February 24, 1997, when the closing New York Stock Exchange Price was $24.125, each eligible director would have received a DSO of 124 shares.

    Management believes that establishing a fixed number of DSOs would more closely align directors with the interests of shareholders as well as assisting in attracting, motivating, retaining and rewarding directors for improved financial performance of the Corporation. In addition, management believes that recent developments in corporate governance show a trend towards decreasing directors compensation through short-term cash compensation, and increasing such compensation through long-term stock-based compensation such as DSOs.

    The proposed amendment would award each non-employee director a DSO of 500 shares on the date of the Corporation's Annual Meeting of Stockholder's, commencing April 16, 1997. The exercise price of each DSO will remain at $1.00 per share, payable in cash or cash equivalents, by surrender of the Corporation's common stock held by the director for at least a year before exercise, or any combination of the two.

    Management has also recommended, subject to ratification by the stockholders of the proposed amendment to the 1995 Omnibus Plan, the elimination of the annual cash retainer of $3,000 payable to each non-employee director. See "Compensation of Directors." Such fee is presently paid in two increments of $1,500, one at the January meeting of the Board of Directors and one at the July meeting. Assuming stockholder ratification of the proposed amendment, the July 1997 payment will not be made and there will be no further cash retainers paid to non-employee directors unless and until further action by the Board of Directors. Management has no present intention of recommending additional cash retainers. All other cash payments to non-employee directors will remain unchanged from those described above in "Compensation of Directors."

    The material features of the 1995 Omnibus Plan are described below. However, this summary is subject to, and qualified in its entirety by, the full text of the 1995 Omnibus Plan, a copy of which is attached hereto as Exhibit A. Section 2.8, SPECIAL REQUIREMENTS FOR DIRECTOR STOCK OPTIONS, of Exhibit A reflects the existing provisions relating to DSOs. Exhibit B, attached hereto, reflects the amended text as described in this proposal.

    MANAGEMENT RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1995 OMNIBUS PLAN.

                   CITINATIONAL CORPORATION 1995 OMNIBUS PLAN

INTRODUCTION

    The 1995 Omnibus Plan provides for the award ("Awards") of Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code and regulations thereunder ("ISOs"); stock options other than Incentive Stock Options ("Nonqualified Stock Options" or "NSOs"), which include Director Stock Options ("DSOs") (ISOs, NSOs and DSOs are collectively referred to as "stock options" or "options"); stock appreciation rights ("SARs"), either in tandem with ISOs or NSOs, or independently ("freestanding SARs"); restricted stock; performance shares and stock bonuses; and Tax Offset Bonus Rights in tandem with NSOs ("Tax Offset Bonus Rights"). The 1995 Omnibus Plan will terminate on February 22, 2005, unless terminated sooner by the Compensation and Directors Nominating Committee (the "Committee") of the Corporation's Board of Directors.

ADMINISTRATION AND ELIGIBILITY

    The 1995 Omnibus Plan is administered by the Committee, which also administers outstanding options issued under the Corporation's 1983 and 1985 Stock Option Plans. Officers at a level of Vice President or the equivalent are eligible to participate. The Committee determines which key employees will receive Awards, the nature, price, number of shares and other terms of Awards, and the form and terms of Award agreements, except that DSOs are awarded annually on an automatic basis, without action of the Committee. See "Kinds of Awards--Stock Options," below and AMENDMENT TO THE 1995 OMNIBUS PLAN, above. Awards may also be granted to other persons (not including non-employee directors), including significant agents and consultants, who perform substantial services for the Corporation or the Bank of a nature similar to those performed by key employees, except that ISOs may be granted only to employees. The Committee is authorized to interpret the 1995 Omnibus Plan, adopt rules and regulations, amend outstanding Awards subject to certain limitations (see "Amendment," below) and make such other determinations and take such other actions in the administration of the 1995 Omnibus Plan as it shall deem proper.

    The Committee has not designated which officers or how many officers will be selected to participate, the number of shares with respect to which Awards will be granted, if any, or the price or other terms of any such grant. As of March 1, 1997, approximately 298 officers were eligible for selection to participate in the 1995 Omnibus Plan, and 8 non-employee directors were eligible only for DSOs. No determination has been made as to the number of agents, consultants and other persons who are neither employees nor directors, but who might be eligible to participate in the 1995 Omnibus Plan.

MAXIMUM SHARES

    Under the 1995 Omnibus Plan, Awards may be granted with respect to up to 3,000,000 shares of the Corporation's authorized and unissued (or reacquired) common stock. The maximum number of shares for which options and freestanding SARs may be granted to a single employee in any single year is 500,000. Both limitations are subject to adjustment in the event of changes in the capitalization or corporate structure of the Corporation. (See "Adjustments and Extraordinary Events," below). Upon termination, cancellation, forfeiture or expiration of any unexercised Award, the number of shares with respect to which Awards may be granted under the 1995 Omnibus Plan will be increased by the number of shares to which such unexercised Award pertained.

TERMS OF AWARDS

    Under the 1995 Omnibus Plan, certain restrictions and limitations are applicable to more than one type of Award.

    The Committee may determine the vesting and, where applicable, the expiration date of Awards, but Awards that provide for the right to acquire stock may not remain outstanding more than 10 years after grant date, and any ISO Award granted to any eligible employee owning more than 10% of the Corporation's stock must not be longer than five years. Unless the Committee determines otherwise, Awards do not vest or become exercisable until 6 months after the date of grant.

    If an Award requires exercise accompanied by payment by the employee, payment must generally be in cash or cash equivalents, but the Committee may accept payment by promissory note under certain conditions, including the requirements that the note mature in not more than 10 years, be full recourse and bear interest at a rate no less than the applicable imputed interest rate under the Internal Revenue Code, and that it be due and payable in full within 10 days after termination of the employee's employment, with certain exceptions for executive officers and directors subject to Section 16(b) of the Securities Exchange Act of 1934. In addition, payment with respect to the exercise of an option may be made by the surrender or withholding of the Corporation's common stock under certain circumstances. See "Kinds of Awards-- Stock Options," below.

    Awards may generally be exercised only by the employee to whom they were granted, and cannot be sold, pledged, assigned or otherwise transferred, except to the Corporation, by will or the laws of descent and distribution upon the employee's death or, with respect to Awards other than ISOs, according to the terms of certain court orders incident to divorce or dissolution of marriage. However, the Committee may permit other kinds of transfers.

KINDS OF AWARDS--STOCK OPTIONS

    Under the 1995 Omnibus Plan, the Committee may from time to time grant stock options, either ISOs or NSOs (but not including DSOs), to eligible employees. As required by the Internal Revenue Code and regulations thereunder, ISOs are subject to certain limitations not applicable to NSOs. The exercise price of all stock options other than DSOs may not be less than the fair market value of the Corporation's common stock on the date of grant, except that the exercise price of any ISO granted to any eligible employee owning more than 10% of the Corporation's stock may not be less than 110% of the fair market value of the stock on the date of grant. The exercise price may be adjusted in the event of changes in the capital or corporate structure of the Corporation. (See "Adjustments and Extraordinary Events," below.) The aggregate fair market value (determined at the date of grant) of the stock subject to all ISOs held by an optionee that vest in any single calendar year cannot exceed $100,000. Options may not be hypothecated, assigned or transferred other than by will or inheritance. See "Termination of Employment, Death or Disability," below.

    Unlike other NSOs, the 1995 Omnibus Plan provides for the automatic issuance of DSOs without action of the Committee each year, immediately after the Annual Meeting of Stockholders, to each non-employee director of the Corporation with a value on the date of issuance of $3,000, the equivalent of an annual $3,000 director retainer fee. DSOs have an exercise price of $1.00 per share, payable in cash or cash equivalents, by surrender of the Corporation's common stock held by the director for at least a year before exercise, or any combination of the two. This exercise price may be adjusted in the event of changes to the Corporation's capital or corporate structure. (See "Adjustments and Extraordinary Events," below.) The actual number of DSOs granted to a director in a given year is determined according to the following formula, rounded to the nearest share:

    $3,000, divided by the fair market value of a share of the Corporation's common stock on the day of the Annual Meeting less $1.00.

    The fair market value of the Corporation's common stock is the price of the last transaction of the day, as shown on the New York Stock Exchange. All DSOs vest six months after the date of issuance or upon the termination of a director's membership on the Board (otherwise than for cause), whichever occurs first. Except as set forth above, the terms of DSOs are the same as other NSOs issued under the

1995 Omnibus Plan. See AMENDMENT TO THE 1995 OMNIBUS PLAN, above, for a description of a proposed change to the method by which DSOs are issued.

    At the time of granting of an option, the Committee may grant Dividend Equivalents attributable to the shares subject to the option. A Dividend Equivalent is the right to receive cash representing all or a portion of the dividend payable with respect to the number of shares subject to the unexercised option, and is paid when the corresponding dividend is paid.

    In addition to the kinds of payment described above (see "Terms of Awards"), payment to the Corporation upon exercise of an option may be effected through delivery of previously acquired Corporation common stock or, if approved by the Committee or specified in the Award agreement, by deducting shares from the number of shares for which the option is exercised. Any shares so delivered to the Corporation or deducted from the exercise for the purchase price shall be valued at their fair market value on the exercise date.

KINDS OF AWARDS--STOCK APPRECIATION RIGHTS AND TAX OFFSET BONUS RIGHTS

    Under the 1995 Omnibus Plan, the Committee may from time to time grant SARs, either in tandem with stock options or freestanding, or Tax Offset Bonus Rights, which must be in tandem with NSOs. When these rights are exercised, the holder receives a specified amount in cash, the Corporation's stock or a combination of the two.

    Each SAR entitles the holder to receive the excess of the fair market value of a share of the Corporation's common stock on the exercise date over the fair market value of such share on the date the SAR was awarded, subject to a maximum determined by the Committee. If SARs are granted in tandem with options, they may be exercised only during the time and to the extent that the related options may be exercised, and the number of options held by the optionee is decreased by the number of SARs exercised by that optionee.

    Each Tax Offset Bonus Right entitles the holder to receive an amount determined by the Committee at the time of grant, which may, but need not, be a specified percentage of the excess of the fair market value of the Corporation's common stock acquired upon exercise of the related NSO over the fair market value of such stock on the date the NSO was awarded. Tax Offset Bonus Rights are exercised automatically upon the exercise of the corresponding NSOs, and cannot be exercised independently.

    In addition to these general time limitations, all rights may be exercised only during the period commencing on the third business day after the Corporation releases certain specified financial data (generally consisting of quarterly or annual operations and earnings statements) to the press and ending on the twelfth day after such data is released.

KINDS OF AWARDS--RESTRICTED STOCK

    Under the 1995 Omnibus Plan, the Committee may from time to time grant restricted stock to eligible employees. Restricted stock is common stock issued by the Corporation, subject to restrictions on sale or transfer and any other restrictions specified by the Committee in the Award, which continue until such time, or the satisfaction of such conditions, as the Committee determines. Unless otherwise provided in the Award agreement, an employee holding restricted stock is entitled to receive cash dividends and vote the shares. At such time as the conditions specified by the Committee are satisfied, the restrictions lapse. If the employee's employment terminates before the restrictions lapse, or if any conditions specified by the Committee are not fulfilled within the time specified by the Committee, the restricted stock must be returned to the Corporation.

KINDS OF AWARDS--PERFORMANCE SHARES AND STOCK BONUSES

    Under the 1995 Omnibus Plan, the Committee may from time to time grant Awards of performance shares or stock bonuses. Performance share Awards establish criteria determined by the Committee which, if achieved, result in the Corporation's issuing to the employee the number of shares of common stock specified in the Award agreement. The criteria may consist of performance goals or measures for the employee or the Corporation over a specified period of time, and the Committee may provide for full or partial credit for the satisfaction of criteria before the end of the period of time specified or the attainment of the specified goal, in the event of the employee's death, retirement or disability or under such other circumstances as the Committee may determine.

    To reward exceptional or special services, contributions or achievements, the Committee may also grant bonuses consisting of such number of shares of the Corporation's stock on such terms, including restrictions on such shares, as the Committee may determine. The issuance of either performance or bonus shares may be deferred by the Committee at the request of the employee on such terms as the Committee may determine.

TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY

    The Committee will determine the effect of the termination of employment on Awards, which determination may be different depending on the nature of the termination, such as terminations for cause, terminations resulting from death, disability or retirement and the like. The Committee may in its complete discretion change the exercise period or the number of shares for which an award is vested or exercisable at the time of termination or within a reasonable time thereafter.

    Because of limitations imposed by the Internal Revenue Code, in the event of a termination of employment for any reason other than for cause or the death, retirement or disability of the optionee, ISOs must be exercised within three months after the employment termination date. In the event of the optionee's death, ISOs must be exercised by the employee's estate within one year. If employment terminates because of retirement or disability, as defined in the Internal Revenue Code, ISOs must be exercised within three years after the termination date; however, any ISOs exercised more than three months after the date of retirement or more than one year after termination of employment by reason of disability will be treated as NSOs for tax purposes. (See "Federal Income Tax Consequences and Accounting Treatment," below.)

    Upon termination of employment, SARs granted in tandem with options and Tax Offset Bonus Rights are exercisable only to the extent that the related options can be exercised, and expire when the related options expire.

    Certain other consequences of the termination of employment are discussed above. See "Kinds of Awards--Restricted Stock" and "Kinds of Awards--Performance Shares and Stock Bonuses."

ADJUSTMENTS AND EXTRAORDINARY EVENTS

    The 1995 Omnibus Plan provides that if the Corporation's common stock is changed into or exchanged for cash, other property or a different kind or number of shares or securities of the Corporation, or if additional shares or other securities are distributed with respect to the common stock through a merger or reorganization in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock dividend, stock split, consolidation, reverse stock split or distribution of cash or property to the Corporation's shareholders, or if there is any other extraordinary corporate transaction or event or a sale of substantially all the Corporation's assets which the Committee determines materially affects the common stock, then the Committee may, in such manner and to such extent as it deems appropriate and equitable, proportionately adjust the 1995 Omnibus Plan and outstanding Awards as to the number or kind of shares to which they relate, the price payable upon the exercise or paid in connection with restricted stock or the applicable performance standards or criteria. In the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange or spinoff, the Committee may also provide for cash payment or for the substitution or exchange of outstanding Awards or the shares, cash or other property for which they may be exercised based upon the amount or property payable or distributable to shareholders because of such event.

    Under the 1995 Omnibus Plan, if a Change in Control Event takes place, then all outstanding options, SARs and Tax Offset Bonus Rights become exercisable, all restricted stock vests free of restrictions and all performance shares become immediately issuable, unless the Committee determines otherwise, in which event the Committee will make provision for continuation and, if required, assumption of the 1995 Omnibus Plan and outstanding Awards or for the substitution of new Awards therefor. A "Change in Control Event" occurs if (a) more than 20% of the Corporation's common stock or combined voting power is acquired by a person or entity other than Bram Goldsmith, the Corporation or any employee benefit plan of the Corporation, but not including any acquisition directly from the Corporation; or (b) a majority of the Corporation's Board of Directors ceases to consist of the present directors or persons whose election or nomination was approved by a majority of the then incumbent Board (excluding any director who assumes his or her position as a result of an actual or threatened proxy contest); or (c) the Corporation is reorganized, merged or consolidated into another entity; or (d) the shareholders approve the liquidation or dissolution of the Corporation or the sale of all or substantially all of its assets; unless, with respect to (a), (c) or (d), after the event more than 80% of the common stock and combined voting power of the Corporation, the surviving company or the company that purchases the Corporation's assets is still held by persons who were formerly the shareholders of the Corporation, and no person or entity other than Bram Goldsmith, the Corporation, any employee benefit plan of the Corporation or the resulting company, or 20% shareholder prior to the transaction holds more than 20% of such company's common stock or combined voting power.

    In the event of a tender offer or exchange offer for the Corporation's common stock by a person or entity other than the Corporation which results in the acquisition of stock by the person or entity making the offer, the Committee may, in its discretion, permit the holders of options to surrender unexercised options and any rights in tandem therewith and receive the difference between
(i) the higher of the highest price offered by such person or entity for the Corporation's common stock during the 60-day period before surrender of the NSOs or the highest market price of the Corporation's common stock during such 60-day period, and (ii) the exercise price of the options surrendered.

AMENDMENT

    The Board of Directors of the Corporation may amend, suspend or discontinue the 1995 Omnibus Plan in its discretion, except that shareholder approval is required for any amendment which would materially increase the benefits to participants under the 1995 Omnibus Plan, materially increase the maximum number of shares subject to the 1995 Omnibus Plan (otherwise than as a consequence of a change in the corporate or capital structure, as described in "Adjustments and Extraordinary Events," above) or materially modify the requirements as to eligibility to participate in the 1995 Omnibus Plan. The 1995 Omnibus Plan cannot be amended more frequently than every six months with respect to the persons eligible to receive DSOs, the purchase price of stock pursuant to DSOs or the formula that determines the number of DSOs awarded to each director. Termination of the 1995 Omnibus Plan will not affect any Awards then outstanding.

    The Committee may grant to an employee who holds an Award, if he or she consents (provided such consent is required), a new or modified Award, or may amend the existing Award, which new grant or amendment may alter the number of shares subject to the Award, the exercise price, the term of the Award or any other term or condition of the existing, subject to the limitations of the 1995 Omnibus Plan and applicable law.

FEDERAL INCOME TAX CONSEQUENCES AND ACCOUNTING TREATMENT

    INCENTIVE STOCK OPTIONS. Under generally accepted accounting principles, the Corporation does not recognize any compensation expense, and for federal income tax purposes, the holder of an ISO receives no taxable income at the time of the grant or exercise of the ISO. If such person retains the stock for a period of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the stock will be taxed as a long-term capital gain. An optionee who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income as of the date of exercise equal to the difference between the exercise price and fair market value of the stock on the date of exercise. To the extent ordinary income is recognized by the optionee because the optionee's disposition of the ISO shares does not meet holding period requirements, the Corporation may deduct a like amount as compensation.

    NONQUALIFIED STOCK OPTIONS. Under present Treasury regulations, an optionee who receives an NSO with an exercise price equal to the fair market value of the stock on the grant date will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise. The Corporation will be eligible for a concurrent deduction equal to the income realized by the option holder, but will not recognize any compensation expense for accounting purposes. If an NSO is granted at an exercise price significantly below the fair market value of the stock on the grant date (such as DSOs), the holder may have to recognize ordinary income on the option vesting date equal to the difference between the exercise price and the fair market value of the stock on the vesting date. The Corporation will recognize a compensation expense for accounting purposes on the date the NSO is granted, requiring a charge against earnings, and will be able to take a deduction equal to the income realized by the holder on the vesting date.

    The recipient of Dividend Equivalents realizes no taxable income at the time the equivalents are awarded, nor does the Corporation receive any deduction at that time. When the Dividend Equivalents are paid, it is taxed as ordinary income on the date of payment, and the Corporation receives a deduction in the same amount.

    STOCK APPRECIATION RIGHTS AND TAX OFFSET BONUS RIGHTS. The recipient of a SAR or Tax Offset Bonus Right will not be taxed upon the grant of such right, but will realize ordinary income at the time is right is exercised equal to the amount of cash and/or the fair market value of the stock received. The Corporation will be entitled to a deduction at the time of exercise equal to the income realized by the recipient and recognizes a compensation expense at the time of grant or, if vesting is delayed, during the period of vesting according to the rules of the Financial Accounting Standards Board (FASB).

    RESTRICTED STOCK. As long as restricted stock remains both nontransferable and subject to a substantial risk of forfeiture, there are generally no tax consequences resulting from the Award for either the recipient or the Corporation. At such time as the restricted stock either becomes transferable or is no longer subject to a substantial risk of forfeiture, the recipient will recognize ordinary income in an amount equal to the excess of the fair market value of the stock over the amount the recipient paid for it, if any. However, the recipient may elect, within 30 days after receipt of the Award, to report the fair market value of the restricted stock subject to the Award (valued as if it were unrestricted) as ordinary income at the time of receipt. The Corporation will receive a compensation deduction equal to the ordinary income recognized by the recipient when so recognized. If such an election is made and the restrictions on the stock fail to lapse for any reason, the recipient will not be entitled to a deduction. For accounting purposes, the Corporation recognizes a compensation expense during the period of vesting according to the rules of FASB.

    When stock that was formerly restricted stock is sold or otherwise disposed of, the tax treatment will depend on whether the recipient made the election described in the previous paragraph. If the recipient did not make the election, disposition of the stock will result in a long- or short-term capital gain or loss, depending on the length of time from the date the restrictions lapsed to the date of sale or other disposition, in an amount equal to the difference between the amount received on disposition and the greater of the amount the recipient paid for the stock or the fair market value of the stock on the date the restrictions lapsed. If the recipient made the election, disposition of the stock will result in a long- or short-term capital gain or loss, depending on the length of time from the Award to the date of disposition, in an amount equal to the difference between the amount received on disposition and the sum of any amount paid by the recipient for the restricted stock and the amount recognized by the recipient as ordinary income at the time of the Award.

    PERFORMANCE SHARE AWARDS. An employee who has been granted a performance share Award will not realize taxable income at the time of grant, and the Corporation will not be entitled to a deduction at that time. When an Award is paid, the participant will have ordinary income, and the Corporation will have a corresponding deduction in the amount of the fair market value of the shares. For accounting purposes, a compensation expense is recognized by the Corporation as the Award is earned.

    STOCK BONUS. The recipient of a stock bonus is taxed on the fair market value of the stock on the date of award, and the Corporation receives a deduction and recognizes compensation expense for accounting purposes in the same amount.

    PERSONS SUBJECT TO SECTION 16. Under the Internal Revenue Code, special rules may apply to executive officers and directors who are subject to the restrictions on sale of the shares under Section 16(b) of the Securities Exchange Act of 1934. These rules, which effectively take into account the restrictions, apply in limited circumstances, and may impact the timing or amount of income recognized by the individual with respect to certain stock-based Awards.

    EXCESS PARACHUTE PAYMENTS. If, as a result of a Change of Control Event (see "Adjustments and Extraordinary Events," above), an employee's options, SARs or Tax Offset Bonus Rights become exercisable, restricted stock vests free of restrictions or performance shares become immediately issuable, the additional economic value attributable to the acceleration, if any, may be deemed a "parachute payment" if such value, when combined with all other payments resulting from the change of control, equals or exceeds 300% of the employee's average annual taxable compensation over the five preceding calendar years. In such case, the excess of the total parachute payments over such average annual taxable compensation is subject to a 20% non-deductible excise tax, in addition to any income tax payable, and the Corporation is not entitled to deduct the portion of the parachute payment that is subject to such excise tax.

    SECTION 162(M) LIMITS. Notwithstanding the foregoing discussion, Section 162(m) of the Internal Revenue Code and related Treasury regulations thereunder render non-deductible to the Corporation certain compensation to certain executive officers that exceeds $1,000,000 in any year, unless the compensation is exempt. The Code and the regulations include an exemption for performance-based compensation plans that includes the requirement, among other things, that the material terms of the plan be approved by shareholders. Although the Corporation believes that options, SARs and Tax Offset Bonus Rights granted under the 1995 Omnibus Plan should be exempt under the Code and regulations and consequently deductible to the Corporation as discussed above, other kinds of Awards, such as restricted stock, performance shares and stock bonuses, may not be exempt, if the aggregate compensation of the executive officer would exceed such limit.

REQUIRED VOTE

    The proposed amendment to the 1995 Omnibus Plan must be approved by the holders of a majority of the shares of Common Stock of the Corporation represented at the Annual Meeting in person or by proxy, including abstentions, but not including broker non-votes. Each shareholder is entitled to one vote for each share held, and abstentions and broker non-votes will not be counted in favor of approval. The Board of Directors recommends shareholder approval of the Amendment to the 1995 Omnibus Plan. For more complete information concerning the 1995 Omnibus Plan, reference is made to Exhibit A.

                           PROPOSALS OF STOCKHOLDERS

    All proposals of stockholders intended to be presented at the Corporation's 1998 Annual Meeting of Stockholders must be directed to the attention of the Secretary of the Corporation, at the address of the Corporation set forth on the first page of this Proxy Statement, before November 17, 1997, if they are to be considered for possible inclusion in the Proxy Statement and form of proxy, in accordance with rules and regulations of the Securities and Exchange Commission.

                            INDEPENDENT ACCOUNTANTS

    On September 30, 1996, the Audit Committee of the Board of Directors of the Corporation selected KPMG Peat Marwick LLP to serve as independent accountants of the Corporation for its fiscal year which ended December 31, 1996. The Audit Committee has not yet selected independent accountants for the current fiscal year, which ends on December 31, 1997. The Audit Committee, according to its normal procedures, will make its recommendations to the Corporation's Board of Directors as to independent accountants later in the year, at which time the independent accountants for the current fiscal year will be selected.

    A representative of KPMG Peat Marwick LLP is expected to attend the 1997 Annual Meeting of Stockholders, with the opportunity to make a statement and respond to appropriate questions.

                                          By Order of the Board of Directors

                                          RICHARD H. SHEEHAN, JR.
                                          Secretary

March 14, 1997

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
                                   EXHIBIT A
                           CITY NATIONAL CORPORATION
                               1995 OMNIBUS PLAN

I.  THE PLAN

    1.1. PURPOSE

    The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual performance and improved financial performance of the Company.

    1.2. DEFINITIONS

    (a) "AWARD" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award, Stock Bonus, Dividend Equivalent, Tax Offset Bonus or other right or security that would constitute a "derivative security" under Rule 16a-1(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

    (b) "AWARD AGREEMENT" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

    (c) "AWARD DATE" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.

    (d) "AWARD PERIOD" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

    (e) "BENEFICIARY" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

    (f) "BOARD" shall mean the Board of Directors of the Company.

    (g) "CHANGE IN CONTROL EVENT" shall mean:

        (1) The acquisition by any individual (other than Bram Goldsmith), entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of Common Stock (the "Outstanding Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); PROVIDED, HOWEVER, that the following acquisitions shall not constitute a Change in Control Event: (i) any acquisition directly from the Company (except that an acquisition by virtue of the exercise of a conversion privilege shall not be considered within this clause (i) unless the converted security was itself acquired directly from the Company), (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or
    (iv) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (A) and (B) of paragraph
    (3) below are satisfied;

        (2) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, that any individual who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; PROVIDED, HOWEVER, that any transaction which does not constitute a Change in Control Event by reason of an exception contained in
    Section 1.2(g)(1), (3) or (4), shall not constitute a Change in Control Event by reason of this Section 1.2(g)(2); or

        (3) Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "transaction"), unless, following such transaction in each case, (A) more than 80% of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such transaction and (B) no Person (excluding the Company, Bram Goldsmith, any employee benefit plan (or related trust) of the Company or such corporation resulting from such transaction and any Person beneficially owning, immediately prior to such transaction, directly or indirectly, 20% or more of the Outstanding Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such transaction or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors; or

        (4) Approval by the shareholders of the Company of (A) a complete liquidation or dissolution of the Company or (B) the sale or other disposition of all or substantially all of the assets of the Company, unless such assets are sold to a corporation and following such sale or other disposition, the conditions described in clauses (A) and (B) or paragraph
    (3) above are satisfied with respect to the acquiring corporation.

    (h) "CODE" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    (i) "COMMISSION" shall mean the Securities and Exchange Commission.

    (j) "COMMITTEE" shall mean the Compensation and Directors Nominating Committee of the Board, or other Committee, regardless of name, that acts on matters of compensation for eligible employees, which Committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be a Disinterested and Outside director.

    (k) "COMMON STOCK" shall mean the common stock of the Company, $1.00 par value per share, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under
Section 6.2 of this Plan.

    (l) "COMPANY" shall mean City National Corporation and its Subsidiaries.

    (m) "DISINTERESTED AND OUTSIDE" shall mean "disinterested" within the meaning of any applicable regulatory requirements, including Rule 16b-3, and "outside" within the meaning of Section 162(m) of the Code.

    (n) "DIVIDEND EQUIVALENT" shall mean an amount equal to the amount of cash dividends or other cash distributions paid (or such portion of such dividend or other distribution as may be designated by the Committee) with respect to each Share after the date of an Award of a Dividend Equivalent.

    (o) "ELIGIBLE EMPLOYEE" shall mean an officer at a level of Vice President or the equivalent (whether or not a director) of the Company, or any Other Eligible Person, as determined by the Committee in its discretion. In no event may any member of the Committee or a committee administering any other stock option, stock appreciation, stock bonus or other stock plan of the Company be an Eligible Employee.

    (p) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

    (q) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

    (r) "FAIR MARKET VALUE" shall mean, with respect to Common Stock, the price at which the Stock sold on the last normal transaction of the trading day on a specified date, or if no trading occurs on such specified date, on the most recent preceding business day on which trading occurred, as quoted on the National Market System of the National Association of Securities Dealers or on any exchange upon which the stock may be traded.

    (s) "INCENTIVE STOCK OPTION" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section.

    (t) "NONQUALIFIED STOCK OPTION" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

    (u) "NON-EMPLOYEE DIRECTOR" shall mean a member of the Board who is not an officer or employee of the Company.

    (v) "OPTION" shall mean an option to purchase Shares under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

    (w) "OTHER ELIGIBLE PERSON" shall mean any other person (including significant agents and consultants) who performs substantial services for the Company of a nature similar to those performed by key employees, selected to participate in this Plan by the Committee from time to time, PROVIDED that in no event shall a Non-Employee Director be selected as an Other Eligible Person.

    (x) "PARTICIPANT" shall mean an Eligible Employee who has been granted an Award under this Plan.

    (y) "PERFORMANCE SHARE AWARD" shall mean an Award made pursuant to the provisions, and subject to the terms and conditions, of Article V of the Plan.

    (z) "PERSONAL REPRESENTATIVE" shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

    (aa) "PLAN" shall mean this 1995 Omnibus Plan.

    (bb) "QDRO" shall mean a qualified domestic relations order as defined in
Section 414 (p) of the Code or Title I, Section 206(d) (3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

    (cc) "RESTRICTED STOCK" shall mean Shares awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting and such transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

    (dd) "RETIREMENT" shall mean retirement from active service as an employee or officer of the Company on or after attaining age 65.

    (ee) "RULE 16B-3" shall mean Rule 16b-3, as amended from time to time, as promulgated by the Commission pursuant to the Exchange Act.

    (ff) "SECTION 16 PERSON" shall mean a person subject to Section 16(a) of the Exchange Act.

    (gg) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

    (hh) "SHARES" shall mean shares of Common Stock of the Company.

    (ii) "STOCK APPRECIATION RIGHT" shall mean a right to receive a number of Shares or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Shares that is authorized under the Plan.

    (jj) "SUBSIDIARY" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

    (kk) "TOTAL DISABILITY" shall mean a "permanent and total disability" within the meaning of Section 22(e) (3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

    1.3. ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE

    (a) COMMITTEE. This Plan shall be administered by, and all Awards to Eligible Employees shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by unanimous written consent of its members.

    (b) PLAN AWARDS; INTERPRETATION; POWERS OF COMMITTEE. Subject to the express provisions of this Plan the Committee shall have the authority:

        (i) To determine, from among those persons eligible, the particular Eligible Employees who will receive any Awards;

        (ii) To grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specified terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

       (iii) To approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

        (iv) To construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

        (v) To cancel, modify, or waive the Company's rights with respect to, or modify, discontinue, suspend, or terminate, any or all outstanding Awards held by Participants, subject to any required consent under Section 7.6;

        (vi) To accelerate or extend the exercisability or vesting extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.7; and

       (vii) To make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

    (c) BINDING DETERMINATIONS. Any action taken by, or inaction of, the Company, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Company, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

    (d) RELIANCE ON EXPERTS. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

    (c) DELEGATION. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

    1.4. PARTICIPATION

    Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall be eligible to receive Awards under this Plan only as specified in Section 2.8.

    1.5. SHARES AVAILABLE FOR AWARDS

    Subject to the provisions of Section 7.2, the capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock. The shares may be delivered for any lawful consideration.

    (a) NUMBER OF SHARES. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 3,000,000 Shares subject to subsection (c) below and the adjustments contemplated by Section 7.2. The maximum number of Options and Stock Appreciation Rights (whether payable in Shares, cash or any combination thereof) that may be granted to an Eligible Employee during any one-year period shall not exceed 500,000 subject to adjustment as contemplated in Section 7.2.

    (b) RESERVATIONS OF SHARES. Common Stock subject to outstanding Awards of derivative securities (as defined in Rule 16a-(c) under the Exchange Act) shall be reserved for issuance. If a Stock Appreciation Right or similar right based on the increased market value of a specified number of Shares is exercised or a Performance Shares Award is paid, the number of Shares to which such exercise or payment relates under the applicable Award shall be charged against the maximum amount of Shares that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Company withholds Shares pursuant to Section 2.2(b) or 7.5, the number of shares that would have been deliverable with respect to an Award shall be reduced by the number of shares withheld and such shares shall not be available for additional Awards under this Plan. To the extent a Performance Share Award constitutes an equity security (as this phrase is defined in Rule 16a-1 under the Exchange Act) issued by the Company and is paid in Shares the number of Shares (if any) subject to such Performance Share Award shall be charged (but in the case of tandem or substituted Awards, without duplication) against the maximum number of Shares that may be delivered pursuant to Awards under this Plan.

    (c) CASH ONLY AWARD LIMIT. Awards payable solely in cash under the Plan and Awards payable either in cash or shares that are actually paid in cash shall constitute and be referred to as "Cash Only Awards". The number of Cash Only Awards shall be determined by reference to the number of Shares by which the Award is measured. The maximum number of Cash Only Awards that may be paid shall not, together with

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the aggregate number of Shares that may be delivered under subsection (a), exceed 3,000,000 subject to adjustments under Section 7.2. Awards payable either in cash or shares shall not be counted against the Cash Only Award limit if charged against the share limit in subsection (a). Notwithstanding the foregoing, if an Award paid or payable solely in cash satisfies the requirements for the exclusion from the definition of a derivative security in Rule 16a-1(c) that does not require that the award be made under a Rule 16b-3 plan, the Award shall not be counted against any of the limits of this Section.

    (d) REISSUE OF AWARDS. Subject to any restrictions under Rule 16b-3, the shares which are subject to any unexercised, unconverted, unvested or undistributed portion of any expired, canceled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award shall again be available for Award under subsection (a) or (c) above, as applicable, PROVIDED the Participant has not received dividends or Dividend Equivalents during the period in which the Participant's ownership was restricted or otherwise not vested. Shares that are issued pursuant to Awards and subsequently reacquired by the Company pursuant to the terms and conditions of the Awards also shall be available for reissuance under the Plan. Nothing in this paragraph shall be interpreted to allow shares which are in the possession of the Company pursuant to either Section 2.2(b) or 7.5 to be available for reissuance under the Plan.

    (e) INTERPRETIVE ISSUES. Additional rules for determining the number of shares or Cash Only Awards authorized under the Plan may be adopted by the Committee as it deems necessary or appropriate; provided that such rules are consistent with Rule 16b.

    1.6. GRANT OF AWARDS

    Subject to the express provisions of this Plan, the Committee shall determine the number of Shares subject to each Award, and the price (if any) to be paid for the Shares or the Award and, in the case of Performance Share Awards, in addition to matters addressed in Section 1.3(b), the specific objectives, goals and performance criteria (such as an increase in revenues, market value, earnings or book value over a base period, the years of service before vesting, the relevant job classification or level of responsibility or other factors) that further define the terms of the Performance Share Award. Each Award shall be evidenced by an Award Agreement signed by the Company and, if required by the Committee, by the Participant.

    1.7. AWARD PERIOD

    Each Award and all executory rights or obligations under the related Award Agreement shall expire on such Date (if any) as shall be determined by the Committee, but, in the case of Options or other rights to acquire Shares, not later than ten (10) years after the Award Date.

    1.8. LIMITATIONS ON EXERCISE AND VESTING OF AWARDS

    (a) PROVISIONS FOR EXERCISE. Except as may otherwise be provided in an Award Agreement or herein, no Award shall be exercisable or shall vest until at least six months after the initial Award Date. Once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides.

    (b) PROCEDURE. Any exercisable Award shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b).

    (c) FRACTIONAL SHARES/MINIMUM ISSUE. Fractional share interest shall be disregarded, but may be accumulated. The Committee, however, may determine that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 Shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

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
    1.9. ACCEPTANCE OF NOTES TO FINANCE EXERCISE

    The Company may, with the Committee's approval, accept one or more notes from any Participant in connection with the exercise or receipt of any outstanding Award; PROVIDED that any such note shall be subject to the following terms and conditions:

        (a) The principal of the note shall not exceed the amount required to be paid to the Company upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Company in consideration of such exercise or receipt.

        (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of 10 years.

        (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

        (d) Except as otherwise provided by the Committee, if the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; PROVIDED, HOWEVER, that if a sale of any Shares acquired by the Participant in connection with an Award to which the note relates would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.

        (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby or any other collateral determined by the Committee in compliance with applicable law.

        (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect and any other applicable banking rules and regulations.

    1.10. NO TRANSFERABILITY

    (a) Awards may be exercised only by the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Total Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and Rule 16b-3) a third party pursuant to such conditions and procedures as the Committee may establish. Other than by will or the laws of descent and distribution or pursuant to a QDRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Award, including, without limitation, any Option or shares of Restricted Stock, that has not vested shall be transferable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Company) and any such attempted action shall be void. The Company shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or Shares in accordance with the provisions of this Plan.

    (b) The restrictions on exercise and transfer above shall not be deemed to prohibit the authorization by the Committee of "cashless exercise" procedures with unaffiliated third parties who provide financing for the purpose of (or who otherwise facilities) the exercise of Awards consistent with applicable legal restrictions and Rule 16b-3, nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, notwithstanding that the inclusion of such features may render the particular Awards ineligible for the benefits of Rule 16b-3, nor, in the case of Participants who are not Section 16

Persons, transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement or other writing expressly permit.

11.  EMPLOYEE OPTIONS

    2.1. GRANTS

    One or more Options may be granted under this Article to any Eligible Employee, subject to the provisions of Section 1.5. Each Option granted may be either an Option intended to be an Incentive Stock Option or an Option not so intended, and such intent shall be indicated in the applicable Award Agreement.

    2.2. OPTION PRICE

    (a) PRICING LIMITS. Subject to Section 2.4, the purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of the grant.

    (b) PAYMENT PROVISIONS. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Company; (iii) if authorized by the Committee or specified in the applicable Award Agreement, in cash in an amount equal to the par value of the shares being purchased, and, in the form of a promissory note (consistent with the requirements of Section 1.9) of the Participant in an amount equal to the difference between said cash amount and the purchase price of such shares; (iv) by notice and third party payment in such manner as may be authorized by the Committee; (v) by the delivery of Shares already owned by the Participant; PROVIDED, HOWEVER, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such Shares; or (vi) if authorized by the Committee or specified in the applicable Award Agreement, by reduction in the number of Shares otherwise deliverable upon exercise by that number of Shares which have a then Fair Market Value equal to such purchase price. Previously owned Shares used to satisfy the exercise price of an Option under clause (v) shall be valued at their Fair Market Value on the date of exercise.

    2.3. LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS

    (a) $100,000 LIMIT. To the extent that the aggregate "fair market value" of Common Stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the Common Stock subject to Options shall be determined as of the date the Options were awarded. In reducing the number of Options treated as Incentive Stock Options to meet the $100,000 limit, the most recently granted Options shall be reduced first. To the extent a reduction of simultaneously granted Options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

    (b) OPTION PERIOD. Subject to Section 2.4, each Option and all rights thereunder shall expire no later than ten years after the Award Date.

    (c) OTHER CODE LIMITS. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

    2.4. LIMITS ON 10% HOLDERS

    No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option with respect to the Common Stock covered by the Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

    2.5. OPTION REPRICING; CANCELLATION AND REGRANT; WAIVER OF RESTRICTIONS

    Subject to Section 1.5 and Section 7.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee, any adjustment in the exercise or purchase price, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. Notwithstanding the foregoing, any amendment or other action must contain terms and provisions permitted under the terms of this Plan as if the Option were granted on the date of the amendment.

    2.6. DIVIDEND EQUIVALENTS

    The Committee may, at the time of granting an Option, grant Dividend Equivalents attributable to Shares subject to the Option. Dividend Equivalents shall be paid in cash only to the extent the Option is unexercised as of the dividend record date, as specified in the Award Agreement, as follows: the Dividend Equivalent per Share shall be multiplied by the number of Shares subject to Option and an amount equal to the product so derived shall be paid in cash to the Participant on the dividend payment date. The Committee may, in the Award, specify that Dividend Equivalents shall be paid only for a specified time period or only as to that portion of the Option that has vested.

    2.7. SURRENDER OF STOCK OPTIONS

    The Committee, in its sole discretion, shall have the authority under the circumstances set forth herein to agree mutually with a Participant to grant such Participant the right on such terms and conditions as the Committee may prescribe, to surrender such Participant's Options to the Company for cancellation and to receive upon such surrender a cash payment equal to the Spread applicable to such surrendered Option. Such right shall be made available only in the event of an Offer (as defined in the following paragraph).

    The term "Offer" as used in this Section means any tender offer or exchange offer for Shares, other than one made by the Company, provided that the corporation, person or other entity making the offer acquires Shares pursuant to such offer.

    The term "Offer Price per Share" as used in this Section means the highest price per share paid on any Offer which is in effect at any time during the period beginning on the sixtieth day prior to the date on which the Option is surrendered pursuant to this Section and ending on such date of surrender. Any securities or property which are part or all of the consideration paid for shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (a) the valuation placed on such securities or property by any other corporation, person or entity making the Offer or (b) the valuation placed on such securities or property by the Committee.

    The term "Spread" as used in this Section means with respect to any surrendered Option and associated right, if any, an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share or the highest market price per share of the Company's Common Stock during the period beginning on the sixtieth day prior to the date on which the Stock Option is surrendered pursuant to this Section and ending on such date of surrender over
(B) the purchase price per share at which the surrendered Option is then exercisable, by (ii) the number of shares subject to such Option with respect to which it has not theretofore been exercised.

    2.8. SPECIAL REQUIREMENTS FOR DIRECTOR STOCK OPTIONS

    (a) ELIGIBILITY. All directors of the Company who are not employees of the Company shall be eligible to receive Director Stock Options, as set forth in this Section 2.8. Notwithstanding the foregoing, any director who is, or who during the preceding calendar year was, a member of the Committee or any committee administering any other stock option, stock appreciation, stock bonus or other stock plan of the Company or any Subsidiary will not be eligible to receive Director Stock Options hereunder if, in the opinion of counsel for the Company, the receipt of Director Stock Options will cause such director to cease to be a "disinterested person" with respect to the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Company or any Subsidiary pursuant to Rule 16b-3 of the Securities and Exchange Commission, or will otherwise disqualify the Plan or any other such plan from compliance with said rule.

    (b) GRANT OF DIRECTOR OPTIONS. Every eligible director will receive Director Stock Options having a value equal to the Retainer Amount for the year beginning on the date of each annual meeting of shareholders. Director Stock Options shall be granted automatically to each such eligible director on the business day following such annual meeting of shareholders, without further action of the Committee or the Board. The number of Director Stock Options granted hereunder shall be determined according to the following formula, rounded to the nearest share: The Retainer Amount shall be divided by the Fair Market Value of a share of stock on the date of the annual meeting of shareholders immediately preceding the grant less $1.00. The "Retainer Amount" shall be $3,000.

    (c) STOCK OPTION PRICE. The purchase price of stock pursuant to a Director Stock Option shall be $1.00 per share.

    (d) OTHER TERMS OF DIRECTOR STOCK OPTIONS. Each Director Stock Option shall become exercisable six (6) months after the date of grant. Unless otherwise determined by the Committee, if the holder of Director Stock Options ceases to serve as a director of the Company for any reason other than for cause, the Director Stock Options shall expire at the end of their fixed term or three months after the date of such termination, and until then shall be exercisable in full, regardless of any vesting schedule otherwise applicable. Except as set forth in Section 2.8, all terms and provisions of the Director Stock Options shall be as set forth in the Plan with respect to Options which are not Director Stock Options.

III.  STOCK APPRECIATION RIGHTS

    3.1. GRANTS

    In its discretion, the Committee may grant to any Eligible Employee Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

    3.2. EXERCISE OF STOCK APPRECIATION RIGHTS

    (a) EXERCISABILITY. A Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable, PROVIDED, HOWEVER, that any exercise of any Stock Appreciation Right hereunder shall be made beginning on the third business day following the date of release of the financial data specified in paragraph
(e)(I)(ii) of Rule 16b-3 of the regulations promulgated under the Securities Exchange Act of 1934 and ending on the twelfth business day following such date or at such other time as may be permitted under an agreement or successor rule.

    (b) EFFECT ON AVAILABLE SHARES. In the event that a Stock Appreciation Right is exercised, the number of Shares subject to the Award shall be charged against the number of Shares subject to the Stock Appreciation Right and the related Option on the Participant.

    (c) STAND-ALONE SARS. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement but, unless the Committee determines otherwise, in no event earlier than six months after the Award Date.

    3.3. PAYMENT

    (a) AMOUNT. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive payment of an amount determined by multiplying

        (i) The difference obtained by subtracting the exercise price per Share under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right, by

        (ii) The number of Shares with respect to which the Stock Appreciation Right shall have been exercised.

    Notwithstanding the above, the Committee may place a maximum limitation on the amount payable upon exercise of a Stock Appreciation Right. Such limitation, however, must be determined as of the date of the grant and noted on the instrument evidencing the Stock Appreciation Right granted hereunder.

    (b) FORM OF PAYMENT. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph
(a) above, either solely in cash, solely in Shares (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such Shares and partly in cash, PROVIDED that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or Shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.

IV.  RESTRICTED STOCK AWARDS

    4.1. GRANTS

    The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of Shares to be issued, the date of such issuance, the consideration for such Shares (but not less than the minimum lawful consideration) to be paid, if any, by the Participant and the restrictions imposed on such Shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("restricted shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Company or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.8. Upon issuance of the Restricted Stock Award, the Participant may be required to provide such further assurance and documents as the Committee may require to enforce the restrictions.

    4.2. RESTRICTIONS

    (a) PRE-VESTING RESTRAINTS. Except as provided in Section 1.10 and 4.1, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered either voluntarily or involuntarily, until such shares have vested.

    (b) DIVIDEND AND VOTING RIGHTS. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, PROVIDED that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

    (c) CASH PAYMENTS. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

    4.3. RETURN TO THE COMPANY

    Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vest that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Company in such manner and on such terms as the Committee shall therein provide.

V.  PERFORMANCE SHARE AWARDS AND STOCK BONUSES

    5.1. GRANTS OF PERFORMANCE SHARE AWARDS

    The Committee may, in its discretion, grant one or more Performance Share Awards to any Eligible Employee based upon such factors, which in the case of any Award to a Section 16 Person shall include but not be limited to the contributions, responsibilities and other compensation of the person, as the Committee shall deem relevant in light of the specific type and terms of the Award. An Award Agreement shall specify the maximum number of Shares (if any) subject to the Performance Share Award, the consideration (but not less than the minimum lawful consideration) to be paid for any such Shares as may be issuable to the Participant, the duration of the Award and the conditions upon which delivery of any Shares or cash to the Participant shall be based. The amount of Shares that may be deliverable pursuant to such Award shall be based upon the degree of attainment over a specified period (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award, in the event of the Participant's death, Retirement, or Total Disability, a Change in Control Event or in such other circumstances as the Committee, consistent with Section 7.10(c)(2), if applicable, may determine.

    5.2. GRANTS OF STOCK BONUSES

    The Committee may grant a stock bonus to any Eligible Employee to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined from time to time by the Committee.

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
    The number of Shares so awarded shall be determined by the Committee. The stock bonus may be granted independently or in lieu of a cash bonus.

    5.3. DEFERRED PAYMENTS

    The Committee may authorize for the benefit of any Eligible Employee the deferral of any payment of cash or Shares that may become due or of cash otherwise payable under this Plan, and provide for accreted benefits thereon based upon such deferment, at the election or at the request of such Participant, subject to the other terms of this Plan. Such deferral shall be subject to such further conditions, restrictions or requirements as the Committee may impose, subject to any then vested rights of Participants.

VI.  TAX OFFSET BONUS RIGHTS

    6.1. GRANTS

    The Committee may, in its discretion, grant Tax Offset Bonus Rights to selected Participants. Such rights shall be evidenced by Tax Offset Bonus Rights agreements on the terms and conditions set forth in the Plan, which agreements shall specify the amount or method of calculating the amount of the rights being granted and may contain such other terms and conditions as are not inconsistent with the purposes and provisions of the Plan. Each Tax Offset Bonus Right must relate to a specific Nonqualified Stock Option granted under Section II of the Plan. Tax Offset Bonus Rights granted in relation to a specific Nonqualified Stock Option shall be granted either concurrently or at such later time as determined by the Committee. The amount of any Tax Offset Bonus Right may be, but is not required to be, calculated as a specified percentage of the excess of the Fair Market Value of a share of the Company's Common Stock on the date when the right is exercised over the price per share under the Option exercised concurrently with the exercise of such right.

    6.2. TAX OFFSET BONUS RIGHTS PERIOD

    Each Tax Offset Bonus Right and all rights or obligations thereunder shall expire upon the expiration of the related Nonqualified Stock Option. In no event may a Tax Offset Bonus Right be exercised later than the tenth anniversary of the date on which the Tax Offset Bonus Right is granted, and shall be subject to earlier termination as hereinafter provided.

    6.3. EXERCISE OF RIGHTS

    Tax Offset Bonus Rights shall be exercisable to the extent, and only to the extent, the related Nonqualified Stock Option is exercisable. Tax Offset Bonus Rights shall only be exercisable concurrently with the exercise of the related Nonqualified Stock Option; any exercise of the Nonqualified Stock Option shall also be deemed an exercise of the equivalent number of Tax Offset Bonus Rights.

    Each holder of a Tax Offset Bonus Right shall agree to give the Committee prompt written notice of an election made by such holder to exercise said Tax Offset Bonus Rights subject to the approval of the Committee.

    Despite any other provision of the Plan, the Committee may impose such conditions on exercise of Tax Offset Bonus Rights as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

    Any exercise of a Tax Offset Bonus Right hereunder shall be made beginning on the third business day following the date of release of the financial data specified in paragraph (e)(1)(ii) of Rule 16b-3 of the regulations promulgated under the Securities Exchange Act of 1934 and ending on the twelfth business day following such date or at such other time as may be permitted under an amendment or successor rule.

    6.4. PAYMENTS

    Upon the exercise of a Tax Offset Bonus Right, the Company shall deliver to the person exercising such right the amount of the right being exercised, calculated as specified in the Tax Offset Bonus Right agreement with respect thereto. Payment shall be in either cash, Common Stock or a combination thereof, as the Committees shall determine. No fractional shares will be issued.

    6.5. TERMINATION OF EMPLOYMENT

    Unless otherwise determined by the Committee, in the event a Participant ceases to be an employee of the Company for any reason, any Tax Offset Bonus Right will be exercisable only to the extent that any related Nonqualified Stock Option is exercisable under the applicable provisions of the Plan and related Award Agreement.

VII.  OTHER PROVISIONS

    7.1. RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES

    (a) EMPLOYMENT STATUS. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

    (b) NO EMPLOYMENT CONTRACT. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

    (c) PLAN NOT FUNDED. Awards payable under this Plan shall be payable in Shares or from the general assets of the Company, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

    7.2. ADJUSTMENTS; ACCELERATION

    (a) ADJUSTMENTS. If the outstanding shares of Common Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Company, or if additional shares or new or different securities are distributed with respect to the outstanding shares of Common Stock, through a reorganization or merger in which the Company is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the shareholders of the Company or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Company as an entirety which in the judgment of the Committee materially affects the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all terms of outstanding Awards including, but not limited to (A) the number and kind of shares of Common Stock or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (B) the consideration payable with respect to Awards granted prior to any such change and the price, if any, paid in connection with Restricted Stock Awards or (C) the performance standards appropriate to any outstanding Awards; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; PROVIDED, HOWEVER, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to any Stock Appreciation Rights based upon the adjustments made to the Options to which they are related. In any of such events, the Committee may take such action sufficiently prior to such event if necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is available to shareholders generally.

    (b) ACCELERATION OF AWARDS UPON CHANGE IN CONTROL. As to any or all Participants, upon the occurrence of a Change in Control Event (i) each Option and Stock Appreciation Right shall become immediately exercisable, (ii) Restricted Stock shall immediately vest free of restrictions, and (iii) each Performance Share Award shall become payable to the Participant; PROVIDED, HOWEVER, that in no event shall any Award be accelerated as to any Section 16 Person to a date less than six months after the Award Date of such Award. Notwithstanding the foregoing, prior to a Change in Control Event, the Committee may determine that, upon its occurrence, there shall be no acceleration of benefits under Awards or determine that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establish a different time in respect of such event for such acceleration. In that event, the Committee will make provision in connection with such transaction for continuance of the Plan and the assumption of Options and Awards theretofore granted, or the substitution for such with new Options and Awards covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of shares and prices. In addition, the Committee may override the limitations on acceleration in this Section 7.2(b) by express provision in the Award Agreement and may accord any Participant a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements including without limitation Section 422 of the Code.

    (c) POSSIBLE EARLY TERMINATION OF ACCELERATED AWARDS. If any Option or other right to acquire Shares under this Plan has not been exercised prior to (i) a dissolution of the Company, (ii) a reorganization event described in Section 7.2(a) that the Company does not survive, or (iii) the consummation of a reorganization event described in Section 7.2(a) that results in a Change in Control Event approved by the Board and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

    7.3. EFFECT OF TERMINATION OF EMPLOYMENT

    The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, E.G., retirement, early retirement, termination for cause, disability or death. Notwithstanding any terms to the contrary in an Award Agreement or this Plan, the Committee may decide in its complete discretion to extend the exercise period of an Award (although not beyond the period described in Section 2.3(b)) and the number of shares covered by the Award with respect to which the Award is exercisable or vested.

    7.4. COMPLIANCE WITH LAWS

    This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of Shares and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company, as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

    7.5. TAX WITHHOLDING

    (a) CASH OR SHARES. Upon any exercise, vesting, or payment of any Award, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of Shares under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, or the Committee may require (either at the time of the Award or thereafter), pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

    (b) TAX LOANS. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to Shares received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law, may establish and such loan need not comply with the provisions of Section 1.9.

    7.6. PLAN AMENDMENT, TERMINATION AND SUSPENSION

    (a) BOARD AUTHORIZATION. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan. Any suspension will not affect the expiration of the Plan set forth in Section 7.9.

    (b) SHAREHOLDER APPROVAL. If any amendment would (i) materially increase the benefits accruing to participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 424 of the Code or any other applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval. Notwithstanding the foregoing, the provisions of Section 2.8 shall not be amended more than once every six months other than to comport with changes in the Code, ERISA or the rules thereunder.

    (c) AMENDMENTS TO AWARDS. Without limiting any other express authority of the Committee under, but subject to the express limits of, this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards that the Committee in the prior exercise of its discretion has imposed, without the consent of the Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Participant his or her rights and benefits under an Award.

    (d) LIMITATIONS ON AMENDMENTS TO PLAN AND AWARDS. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 7.2 shall not be deemed to constitute changes or amendments for purposes of this Section 7.6

    7.7. PRIVILEGES OF STOCK OWNERSHIP

    Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any Shares not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

    7.8. EFFECTIVE DATE OF THIS PLAN

    This Plan shall be effective as of February 22, 1995, the date of Board approval, subject to shareholder approval within 12 months thereafter.

    7.9. TERM OF THE PLAN

    No Award shall be granted more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award thereto granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

    7.10. GOVERNING LAW; CONSTRUCTION SEVERABILITY

    (a) CHOICE OF LAW. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant California law.

    (b) SEVERABILITY. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

    (c) PLAN CONSTRUCTION.

        (1) It is the intent of the Company that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or any Award or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

        (2) It is further intent of the Company that options or Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant, that are granted to or held by a Section 16 Person, shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

    7.11. CAPTIONS

    Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

    7.12. NON-EXCLUSIVITY OF PLAN

    Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without references to the Common Stock under any other plan or authority.

                                   EXHIBIT B
                        AMENDED AND RESTATED SECTION 2.8
                                       OF
                  CITY NATIONAL CORPORATION 1995 OMNIBUS PLAN

    2.8 SPECIAL REQUIREMENTS FOR DIRECTOR STOCK OPTIONS.

    (a) ELIGIBILITY. All directors of the Company who are not employees of the Company shall be eligible to receive Director Stock Options, as set forth in this Section 2.8. Notwithstanding the foregoing, any director who is, or who during the preceding calendar year was, a member of the Committee or any committee administering any other stock option, stock appreciation, stock bonus or other stock plan of the Company or any Subsidiary will not be eligible to receive Director Stock Options hereunder if, in the opinion of counsel for the Company, the receipt of Director Stock Options will cause such director to be a "disinterested person" with respect to the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Company or any subsidiary pursuant to Rule 16b-3 of the Securities and Exchange Commission, or will otherwise disqualify the Plan or any other such Plan from compliance with said rule.

    (b) GRANT OF DIRECTOR OPTIONS. Every eligible director will receive five hundred (500) Director Stock Options on the date of each annual meeting of shareholders. Director Stock Options shall be granted automatically to each such eligible director on the business day following such annual meeting of stockholders, without further action of the Committee or the Board.

    (c) STOCK OPTION PRICE. The purchase price of the stock pursuant to a Director Stock Option shall be $1.00 per share.

    (d) OTHER TERMS OF DIRECTOR STOCK OPTIONS. Each Director Stock Option shall become exercisable six (6) months after the date of grant. Unless otherwise determined by the Committee, if the holder of Director Stock Options ceases to serve as a director of the Company for any reason other than for cause, the Director Stock Options shall expire at the end of their fixed term, or three months after the date of such termination, and until then shall be exercisable in full, regardless of any vesting schedule otherwise applicable. Except as set forth in this Section 2.8, all terms and provisions of the Director Stock Options shall be as set forth in the Plan with respect to options which are not Director Stock Options.

                           CITY NATIONAL CORPORATION
            PROXY FOR ANNUAL MEETING OF STOCKHOLDERS--APRIL 16, 1997
    THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                                  CORPORATION

    The undersigned hereby appoints RICHARD H. SHEEHAN, JR., with power of substitution, as proxy of the undersigned, to Attend the Annual Meeting of Stockholders of CITY NATIONAL CORPORATION on April 16, 1997, at 4:30 P.M., and any adjournments thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on the following:

(1)        ELECTION OF DIRECTORS
           / / FOR all the nominees listed below to       / / WITHHOLD AUTHORITY
           serve as Class I directors for a term of         to vote for all nominees listed below
           three years.
           (EXCEPT AS MARKED TO THE CONTRARY BELOW)

    George H. Benter, Jr., Stuart D. Buchalter and Andrea L. Van De Kamp.

  INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
                THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.
                                        ________________________________________

(2)        AMENDMENT TO THE 1995 OMNIBUS PLAN

    / /  FOR             / /  AGAINST             / /  ABSTAIN FROM

           Approval of the amendment of the City National Corporation 1995 Omnibus Plan to revise the provision relating to the method of granting non-employee Director Stock Options.
(3)        In their discretion, upon all other matters as may properly be brought before the meeting or any adjournments thereof.

                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF THE ABOVE MATTERS.

    Please complete, sign and mail this Proxy promptly in the enclosed addressed envelope which requires no postage if mailed in the United States.
                                              Dated ______________________, 1997
                                              __________________________________
                                              __________________________________
                                                   Signature of Shareholder

                                              (Please sign your name exactly as
                                              it appears hereon. In the case of
                                              stock held in joint tenancy, all
                                              joint tenants must sign.
                                              Fiduciaries should indicate title
                                              and authority.)